As filed with the Securities and Exchange Commission on November 27, 2013

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No.
Post-Effective Amendment No. 125	x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 126	x

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

David T. Buhler, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

  It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on November 29, 2013, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on, (date), pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
on (date), pursuant to paragraph (a) (2)

  If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

November 29, 2013

	Class A	Class C	Class I
ALPS Real Asset Income Fund	REALX	RAECX	RAEIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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ALPS REAL ASSET INCOME FUND

Investment Objective

The primary investment objectives of the ALPS Real Asset Income Fund (the “Fund”) are to provide a high level of current income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 40 of this Prospectus and in “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 38 of the Fund’s statement of additional information.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.50%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Other Expenses	0.49%	0.59%	0.34%
Shareholder Services Fees	0.15%	0.25%	0.00%
Expenses of the Subsidiary	0.05%	0.05%	0.05%
Other Fund Expenses(4)	0.29%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.54%	2.14%	1.14%
Fee Waiver and/or Expense Reimbursement(5)	(0.14)%	(0.14)%	(0.14)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.40%	2.00%	1.00%

(1) If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or

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letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

(2) A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months.

(3) The Fund intends to invest a portion of its assets in the ALPS Real Asset Income Fund (Cayman) Ltd., a wholly owned Cayman subsidiary (the “Subsidiary”). The Subsidiary has entered into separate advisory and subadvisory agreements with ALPS Advisors, Inc. and CoreCommodity Management, LLC respectively for the management of the Subsidiary’s portfolio. Pursuant to these agreements the Subsidiary is obligated to pay the Adviser a Subsidiary management fee at the same rate that the Fund pays the Adviser, and the Adviser is obligated to pay CoreCommodity a Subsidiary management fee at the same rate it pays CoreCommodity for services rendered to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. CoreCommodity has agreed to waive the sub-advisory fee it receives from the Adviser in an amount equal to the Subsidiary management fee paid to it by the Adviser. The Adviser may not recoup in later periods any management fees waived from the Fund to the extent they have been waived in connection with management fees received from the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

(4) “Other Expenses” are based on estimated amounts for the current fiscal year.

(5) ALPS Advisors, Inc. has contractually agreed to limit the amount of the Fund’s total annual operating expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, acquired fund fees and expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.00% of the Fund’s average daily net assets. This Agreement is in effect through February 28, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of Financial Investors Trust.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS
Class A Shares	$685	$997
Class C Shares	$303	$656
Class I Shares	$102	$348

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You would pay the following expenses if you did not redeem your shares:
Class A Shares	$685	$997
Class C Shares	$203	$656
Class I Shares	$102	$348

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and, for U.S. federal income tax purposes, may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of, or instruments related to, real asset companies and/or real assets. The Fund’s investment adviser, ALPS Advisors, Inc. (the “Adviser”), generally regards real asset companies as those that derive 50% or more of their profits or revenues from, or commit 50% or more of assets to, real assets and activities related to real assets. Real asset companies may include, among other forms of entities, master limited partnerships (“MLPs”). Real assets are in turn broadly defined to generally include energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, other commodities to the extent not captured by the foregoing, and asset classes that are affected directly or indirectly by the level of, and changes in, the rate of inflation, including certain inflation-linked bonds issued by the U.S. government, its agencies and instrumentalities (such as U.S. Treasury Inflation Protected Securities or “TIPS”).

The Fund’s policy to invest at least 80% of its total assets in such a manner is not a “fundamental” one, which means that it may be changed by a vote of the Fund’s board, but without the approval of the Fund’s shareholders. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

The Adviser will seek to determine an appropriate allocation of Fund assets to various real asset classes and will rebalance quarterly, as needed. The Adviser intends to seek an asset mix that provides both current income and long-term capital appreciation potential. To do so, the Fund may, among other things, seek to emphasize companies that are generating dividend income at the time of purchase or write (sell) options as a means to supplement current cash distributions through option premiums. Where the Adviser and/or the Fund’s sub-advisers believe it to be appropriate, the Fund will invest globally (i.e., by investing in issuers from at least three countries, including the United States), seeking to capitalize on higher current yields in many cases and potentially more attractive long-term capital appreciation.

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The Fund currently intends to employ the following investment strategies:

—	MLP Index Strategy
—	Global Infrastructure Strategy
—	Commodity Strategy

Although the Adviser is primarily responsible for the overall management of the Fund, the Fund and Adviser may engage one or more sub-advisers to manage the Fund’s investment strategies. The Adviser and the Fund have engaged RREEF America LLC and CoreCommodity Management, LLC (each, a “Sub-adviser”) to manage the Global Infrastructure Strategy and Commodity Strategy respectively, subject to the oversight of the Fund’s Board of Trustees. The Adviser continues to be primarily responsible for managing the MLP Index Strategy.

Under normal market conditions, a portion of the Fund’s assets is allocated to each of the above investment strategies. The Adviser is primarily responsible for determining the allocation among the various strategies. The investment strategies are described in more detail below:

MLP Index Strategy. This strategy is managed by ALPS and seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index (the “Index”).

The Adviser employs a “passive management”—or indexing—investment approach designed to track the performance of the Index by investing in securities that comprise the Index (or depositary receipts based on such securities).

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure MLP asset class. Energy infrastructure MLPs may include publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of 25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities. As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $2.7 billion to approximately $56.2 billion. Index constituents are selected quarterly in connection with the reconstitution of the Index, and their respective weights are adjusted quarterly in connection with the rebalancing of the Index. Index rebalancing typically occurs on the third Friday of the last month of each calendar quarter.

Under normal circumstances, the Fund is anticipated to allocate between 20% and 25% of its total assets to the MLP Index Strategy on an ongoing basis.

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Within the MLP Index Strategy, and under normal market conditions, the Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Global Infrastructure Strategy. This strategy is managed by RREEF America LLC (“RREEF”), under the brand name Deutsche Asset & Wealth Management, and invests in a global portfolio of securities of infrastructure-related companies. Deutsche Asset & Wealth Management relates to the alternatives and real assets management activities of RREEF and certain other affiliates in the United States. Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Global Infrastructure Strategy.

RREEF considers a company to be an infrastructure-related company if at least 50% of such company’s non-cash assets are infrastructure assets or at least 50% of such company’s gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, airports and seaports), utility assets (such as generating stations, gas and electric lines, water and sewer facilities, and communications networks) and social assets (such as hospitals, schools, and subsidized housing). As part of this strategy, the Fund may invest in companies of any market capitalization.

Through the Global Infrastructure Strategy, the Fund invests mainly in equity securities, though it may also invest in fixed-income securities without limitation. The Fund allocates its assets among various regions and countries, including emerging market countries, and normally invests most of its assets in issuers that are organized or located outside the United States or that do a substantial amount of business outside the United States.

Infrastructure assets are physical assets, structures and networks that provide necessary services and operations to society. The Global Infrastructure Strategy focuses on companies with a direct investment in infrastructure assets and to a lesser degree on companies that operate or use infrastructure assets in their business (such as electric utilities and airlines) or companies with indirect exposure to infrastructure investment (such as suppliers of construction materials).

Commodity Strategy. This strategy is managed by CoreCommodity Management, LLC (“CoreCommodity”) and invests directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and other types of commodity related derivative instruments as described below (“Commodity Investments”) and thereby obtains exposure to the commodities markets. As part of the Commodity Strategy, the Fund intends to invest a portion of its assets in the ALPS Real

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Asset Income Fund (Cayman) Ltd., a wholly owned Cayman subsidiary (the “Subsidiary”). Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Commodity Strategy.

With respect to the Commodity Equity Investments portion of its portfolio, CoreCommodity utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. Commodity equities typically include investments in companies primarily engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/ industrial metals, energy and precious metals sectors. Commodity Equity Investments in which the Fund may invest include common stock, preferred stock, convertible securities, options, including the sale of options to generate premium income, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), and the Fund may enter into derivative instruments based on the Commodity Equity Investments.

With respect to the Commodity Investments portion of this strategy, the Fund may invest, either directly and/or indirectly through the Subsidiary, in such instruments as commodity futures contracts, commodity swaps, options on commodity futures, including the sale of options to generate premium income, and commodity-linked notes. These instruments may include instruments on various physical commodities such as aluminum, cocoa, coffee, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, nickel, orange juice, silver, soybeans, sugar, unleaded gasoline, and wheat. The Fund may also from time to time invest in ETFs that hold physical commodities.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of the portion of the assets allocated to the Commodity Strategy in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments.

To seek to generate income, the Fund may write (sell) call options, but may write put options as well, on all or a portion of the Commodity Strategy portfolio. The use of options to supplement current cash distributions may generate short-term capital gains, and investors should consult their tax advisors regarding the tax consequences and tax characteristics of such income. The Fund and/or the Subsidiary may also invest in investment grade fixed-income securities of varying maturities.

CoreCommodity will use its discretion to determine the percentage of the Fund’s assets in this strategy allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio.

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Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities or other instruments owned by the Fund, and the value of these securities or instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends.

Income Generation Risk. One or more of the Index Strategy, Global Infrastructure Strategy or Commodity Strategy may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s ability to meet its stated investment objective of high current levels of income.

Energy and Infrastructure Industry MLP Risk. Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include, but are not limited to: risks associated with sustained declines in demand for crude oil, natural gas and refined petroleum products, construction risk, acquisition risk, changes in the regulatory environment or other regulatory exposure, weather risk, risks associated with terrorist activity and interest rate risk.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives a certain portion of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends in part on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The Fund expects to generate significant investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

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MLP Tax Risks. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

Return of Capital Risk. A portion of the Fund’s distributions is expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

Concentration Risk - Infrastructure-Related Companies. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. In particular, infrastructure-related companies can be affected by general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign brokerage commissions and other fees are generally higher than those for US investments. In certain situations, it may be difficult to value the Fund’s foreign investments.

Emerging Markets Risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

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Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Commodity Risk. The Fund’s investments in Commodity Equity Investments and Commodity Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease,

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embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

Derivatives Risk. The use of Commodity Investments and other derivative instruments by the Fund involves risks that are different from, and in many cases greater than, the risk associated with investing in securities. A derivative will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more commodities, securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, commodity, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund.

Risks of Investing in Commodity Investments. The value of Commodity Investments may be affected by changes discussed above under “Commodity Risk.” The physical commodities underlying the Commodity Investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of Commodity Investments is expected to rise or fall in response to changes in the underlying commodity or related index. A highly liquid secondary market may not exist for certain Commodity Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

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Risks of Investing in Commodity Swaps. The Fund (whether directly or through the Subsidiary) may invest in swap agreements too seek to enable the Fund to hedge a position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

Risks of Investing in Commodity Futures and Options. The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets could subject the Fund’s portfolio to certain risks. CoreCommodity’s expectations of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used.

Other risks inherent in the Fund’s use of futures and options (which may be options on securities or options on futures) include, for example, the possible less-than-full correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. For example, sale of call options may result in Fund underperformance and/or underperformance relative to other strategies managed by CoreCommodity in periods of general positive market performance. Conversely, sale of uncovered put options may exacerbate Fund losses in periods of general negative market performance. Over-the-counter (“OTC”) options subject the Fund to the risk that a counterparty may default on its obligations.

Risks of Investing in Commodity-Linked Notes. In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. The lack of a secondary market may make it difficult for the Fund to sell the notes. In addition, an issuer could become bankrupt or otherwise fail to pay.

Risk of Investing in Commodity Pooled Investment Vehicles. As part of the Commodity Strategy, the Fund may from time to time, but particularly during the Fund’s initial investment period, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the

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Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The Fund invests in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors and does not measure the performance of direct investment in the underlying commodities and, therefore may not move in the same direction and to the same extent as the underlying commodities. Equity securities generally have greater price volatility than fixed-income securities.

Small- to Mid-Capitalization Companies Risk. The Fund may invest in securities of companies with small- to mid-sized market capitalization. While the Adviser and the Sub-advisers believe these investments often provide significant potential for appreciation, those securities, particularly the securities of smaller-capitalization companies, can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

Tax Risk. One of the requirements for favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which concludes that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

The Fund’s ability to implement its investment strategies, and in particular its use of certain commodity-linked instruments indirectly through the Subsidiary, is dependent

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upon IRS positions articulated in certain revenue rulings and private letter rulings. A private letter cannot be used or cited as precedent and is binding upon the IRS only for the taxpayer that received it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and does not presently intend to seek such a ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. There is also no assurance that the Fund would be able to obtain a favorable ruling from the IRS if it were to seek a ruling.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which may result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed.

Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS.

Risk of Investing in Other Investment Companies. The Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies (including ETFs), the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Repurchase Agreement Risk. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could

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involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser, the Sub-advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

New Fund Risk. The Fund is newly formed and therefore has no performance history for investors to evaluate.

Performance Information

As of the date of this Prospectus, the Fund has not yet commenced operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark selected for the Fund. Updated performance information will be available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Investment Adviser and Sub-advisers

ALPS Advisors, Inc. (the “Adviser”) is the investment adviser to the Fund. RREEF and CoreCommodity will each serve as a sub-adviser to the Fund (each, a “Sub-adviser”).

Portfolio Managers

Each of the following individuals serves as a portfolio manager of the Fund in a sole/joint capacity with respect to the strategies identified below:

MLP Index Strategy

Michael Akins, Senior Vice President Index Management of the Adviser, has been a portfolio manager of the Fund since its inception in November, 2013.

Global Infrastructure Strategy

Francis Greywitt, Director at RREEF for Deutsche Asset & Wealth Management, has been a portfolio manager of the Fund since its inception in November, 2013.

Manoj H. Patel, CFA, Director at RREEF for Deutsche Asset & Wealth Management, has been a portfolio manager of the Fund since its inception in November, 2013.

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Commodity Strategy

Robert B. Hyman, Senior Vice President for CoreCommodity, has been a portfolio manager of the Fund and the Subsidiary since their inception in November, 2013.

Satch Chada, President of the Investor Solutions Group of CoreCommodity, has been a portfolio manager of the Fund and the Subsidiary since their inception in November, 2013.

Purchase and Sale of Fund Shares

The Fund offers investors three classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are generally taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements. A portion of the Fund’s distributions is also expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ALPS REAL ASSET INCOME FUND

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The primary investment objectives of the ALPS Real Asset Income Fund (the “Fund”) are to provide a high level of current income and long-term capital appreciation.

The Fund’s Board of Trustees (the “Board”) may change this investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of, or instruments related to, real asset companies and/or real assets. The Fund’s investment adviser, ALPS Advisors, Inc. (the “Adviser”), generally regards real asset companies as those that derive 50% or more of their profits or revenues from, or commit 50% or more of assets to, real assets and activities related to real assets. Real asset companies may include, among other forms of entities, master limited partnerships (“MLPs”). Real assets are in turn broadly defined to generally include energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, other commodities to the extent not captured by the foregoing, and asset classes that are affected directly or indirectly by the level of, and changes in, the rate of inflation, including certain inflation-linked bonds issued by the U.S. government, its agencies and instrumentalities (such as U.S. Treasury Inflation Protected Securities or “TIPS”).

For purposes of the 80% investment target, the Fund generally expects to: (i) value cash-settled derivatives based on marked-to-market exposures and physically-settled derivatives based on notional amounts; and (ii) consolidate the portfolio of its subsidiary (described further below) with that of the Fund itself. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, the Fund expects that synthetic investments with economic characteristics similar to the real asset securities and instruments described above will count toward the 80% target. The Fund’s policy to invest at least 80% of its total assets in such a manner is not a “fundamental” one, which means that it may be changed by a vote of the Fund’s board, but without the approval of the Fund’s shareholders. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

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The Adviser will seek to determine an appropriate allocation of Fund assets to various real asset classes and will rebalance quarterly, as needed. The Adviser intends to seek an asset mix that provides both current income and long-term capital appreciation potential. To do so, the Fund may, among other things, seek to emphasize companies that are generating dividend income at the time of purchase or write (sell) options as a means to supplement current cash distributions through option premiums. Where the Adviser and/or the Fund’s sub-advisers believe it to be appropriate, the Fund will invest globally (i.e., by investing in issuers from at least three countries, including the United States), seeking to capitalize on higher current yields in many cases and potentially more attractive long-term capital appreciation.

The Fund currently intends to employ the following investment strategies:

—	MLP Index Strategy
—	Global Infrastructure Strategy
—	Commodity Strategy

Although the Adviser is primarily responsible for the overall management of the Fund, the Fund and Adviser may engage one or more sub-advisers to manage the Fund’s investment strategies. The Adviser and the Fund have engaged RREEF America LLC and CoreCommodity Management, LLC (each, a “Sub-adviser”) to manage the Global Infrastructure Strategy and Commodity Strategy respectively, subject to the oversight of the Fund’s Board of Trustees. The Adviser continues to be primarily responsible for managing the MLP Index Strategy.

Under normal market conditions, a portion of the Fund’s assets is allocated to each of the above investment strategies. The investment strategies are described in more detail below:

MLP Index Strategy. This strategy is managed by the Adviser and seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index (the “Index”).

The Adviser employs a “passive management”—or indexing—investment approach designed to track the performance of the Index by investing in securities that comprise the Index (or depositary receipts based on such securities).

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure MLP asset class. Energy infrastructure MLPs may include publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of 25 energy

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infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities. As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $2.7 billion to approximately $56.2 billion. Index constituents are selected quarterly in connection with the reconstitution of the Index, and their respective weights are adjusted quarterly in connection with the rebalancing of the Index. Index rebalancing typically occurs on the third Friday of the last month of each calendar quarter.

By confining their operations to specific activities such as transportation, storage and processing of minerals and natural resources, interests or units of the aforementioned MLPs may be traded on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To seek to comply with the requirements of Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund typically will invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. As a consequence, the Fund is not anticipated to allocate more than 25% of its total assets to the MLP Index Strategy on an ongoing basis.

Within the MLP Index Strategy, and under normal market conditions, the Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Global Infrastructure Strategy. This strategy is managed by RREEF America LLC (“RREEF”), under the brand name Deutsche Asset & Wealth Management, and invests in a global portfolio of securities of infrastructure-related companies. Deutsche Asset & Wealth Management relates to the alternatives and real assets management activities of RREEF and certain other affiliates in the United States. Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Global Infrastructure Strategy.

RREEF considers a company to be an infrastructure-related company if at least 50% of such company’s non-cash assets are infrastructure assets or at least 50% of such company’s gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, airports and seaports), utility assets (such as generating stations, gas and electric lines, water and sewer facilities, and communications networks) and social assets (such as hospitals, schools, and subsidized housing). As part of this strategy, the Fund may invest in companies of any market capitalization.

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Through the Global Infrastructure Strategy, the Fund invests mainly in equity securities, though it may also invest in fixed-income securities without limitation. The Fund allocates its assets among various regions and countries, including emerging market countries, and normally invests most of its assets in issuers that are organized or located outside the United States or that do a substantial amount of business outside the United States.

Infrastructure assets are physical assets, structures and networks that provide necessary services and operations to society. The Global Infrastructure Strategy focuses on companies with a direct investment in infrastructure assets and to a lesser degree on companies that operate or use infrastructure assets in their business (such as electric utilities and airlines) or companies with indirect exposure to infrastructure investment (such as suppliers of construction materials).

In choosing securities, RREEF uses a combination of two analytical disciplines:

Top-Down Research. RREEF analyzes various factors, including infrastructure market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

Bottom-Up Research. RREEF analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the Fund’s exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities it believes can provide superior returns over the long-term, and to sell those that it believes no longer represent the strongest prospects.

Commodity Strategy. This strategy is managed by CoreCommodity Management, LLC (“CoreCommodity”) and invests directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and other types of commodity-related derivative instruments as described below (“Commodity Investments”) and thereby obtains exposure to the commodities markets. As part of the Commodity Strategy, the Fund intends to invest a portion of its assets in the ALPS Real Asset Income Fund (Cayman) Ltd., a wholly owned Cayman subsidiary (the “Subsidiary”). Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Commodity Strategy.

With respect to the Commodity Equity Investments portion of its portfolio, CoreCommodity utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. Commodity equities typically include investments in companies primarily engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/ industrial metals, energy and precious metals sectors. Commodity Equity Investments in which the Fund may invest include common stock, preferred stock, convertible securities, options,

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including the sale of options to generate premium income, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), and the Fund may enter into derivative instruments based on the Commodity Equity Investments.

With respect to the Commodity Investments portion of this strategy, the Fund may invest, either directly and/or indirectly through the Subsidiary, in such instruments as commodity futures contracts, commodity swaps, options on commodity futures, including the sale of options to generate premium income, and commodity-linked notes. These instruments may include instruments on various physical commodities such asaluminum, cocoa, coffee, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, nickel, orange juice, silver, soybeans, sugar, unleaded gasoline, and wheat. The Fund may also from time to time invest in ETFs that hold physical commodities.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of the portion of the assets allocated to the Commodity Strategy in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments.

To seek to generate income, the Fund may write (sell) call options, but may write put options as well, on all or a portion of the Commodity Strategy portfolio. Such options may consist of listed or over-the-counter options on securities, indices and/or options on futures. The combination of buying securities and selling options is known as option overwriting. The use of options to supplement current cash distributions may generate short-term capital gains, and investors should consult their tax advisors regarding the tax consequences and tax characteristics of such income.

The Fund and/or the Subsidiary may invest in investment grade fixed-income securities of varying maturities, including TIPS, other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to, among other things, collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

CoreCommodity will use its discretion to determine the percentage of the Fund’s assets in this strategy allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, CoreCommodity will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

—	results of proprietary quantitative models developed by CoreCommodity;

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—	the performance of index benchmarks for the Commodity Related Equities and Commodity Investments relative to each other;

—	relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and

—	other market conditions.

Generally, at least 20% of the Fund’s assets allocated to the Commodity Strategy, either directly or indirectly through the Subsidiary, will be allocated to each of the Commodity Equity Investments and Commodity Investments portions of the strategy; provided, however, that at times CoreCommodity may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

What are the Fund’s Non-Principal Investment Strategies?

Up to 20% of the Fund’s total assets may be invested in other instruments, including stocks and other equity investments, debt obligations and money market instruments and derivative instruments, that do not provide exposure to real assets.

Illiquid Securities

The Fund may invest up to 15% of its net assets in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its net asset value.

Temporary Defensive Positions

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. During such periods, the Fund may invest all or a portion of its assets in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. government agencies or instrumentalities; non-U.S. government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; credit linked notes; repurchase agreements with respect to any of the foregoing; asset-backed securities or any other fixed income securities that the Adviser or a Sub-adviser consider consistent with this strategy. Under such circumstances, the Fund may not achieve its investment objective.

Cash Position

The Fund may not always stay fully invested. For example, when the Adviser or Sub-adviser believes that market conditions are unfavorable for profitable investing, or when

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it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

It is impossible to predict when, or for how long, the Fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

With the exception of the limitations on the Fund’s holdings of illiquid securities, percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded because of changes in the market value or investment rating of the Fund’s assets.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal and non-principal investment strategies are described above under “Investment Objective and Investment Strategies.” This section provides additional information about certain of the Fund’s principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s Summary Information Section along with additional risk information. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in The Fund?

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s shares represents an indirect investment in the securities or other instruments owned by the Fund, and the value of these securities or instruments may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in the Fund’s shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund and the ability of shareholders to reinvest dividends. The financial crisis in the U.S. and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

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Income Generation Risk. One or more of the Index Strategy, Global Infrastructure Strategy or Commodity Strategy may fail to generate anticipated levels of income due to, among other factors, unanticipated market conditions or the materialization of risks associated with certain instruments described below, which failure in turn could negatively impact the Fund’s ability to meet its stated investment objective of high current levels of income.

Energy and Infrastructure Industry MLP Risk. Energy infrastructure companies are subject to risks specific to the industry they serve. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. However, the MLP sector can be hurt by market perception that MLPs’ performance and distributions are directly tied to commodity prices. Also, a significant decrease in the production of natural gas, oil, or other energy commodities, due to a decline in production from existing facilities, import supply disruption, or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/ or by any state or federal legislation intended to promote the use of alternative energy sources, such as bio-fuels.

MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies’ disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Fund from MLPs that grow through acquisitions.

The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs’ assets are heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

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Extreme weather patterns, such as hurricane Ivan in 2004 and hurricane Katrina in 2005, could result in significant volatility in the supply of energy and power and could adversely impact the value of the securities in which the Fund invests. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure industry.

A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates also may increase an MLP’s cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

Since the September 11, 2001 attacks, the U.S. Government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of units of MLPs have more limited control rights and limited rights to vote on matters affecting the MLP as compared to holders of stock of a corporation. For example, MLP unit holders may not elect the general partner or the directors of the general partner and the MLP unit holders have limited ability to remove an MLP’s general partner.

MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs.

The Fund derives a certain portion of its cash flow from investments in equity securities of MLPs. The amount of cash that the Fund will have available to pay or distribute to you depends in part on the ability of the MLPs that the Fund owns to make distributions to their partners and the tax character of those distributions. Neither the Fund nor the Adviser has control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs’ level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs, and other factors. The Fund expects to generate significant

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investment income, and the Fund’s investments may not distribute the expected or anticipated levels of cash, resulting in the risk that the Fund may not have the ability to make cash distributions as investors expect from MLP-focused investments.

MLP Tax Risks. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and part or all of the distributions the Fund receives might be taxed entirely as dividend income. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you.

The tax treatment of publicly traded partnerships could be subject to potential legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis. Any such changes could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Return of Capital Risk. A portion of the Fund’s distributions is expected to be treated as a return of capital for tax purposes. Return of capital distributions are not taxable to you, but reduce your tax basis in your Fund Shares.

Concentration Risk - Infrastructure-Related Companies. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. In particular, infrastructure-related companies can be affected by general or local economic conditions and political developments, changes in regulations, environmental problems, casualty losses, and changes in interest rates.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the Fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities.

Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the Fund may also be subject to foreign withholding

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taxes. Foreign brokerage commissions and other fees are generally higher than those for US investments, and the transactions and custody of foreign assets may involve delays in payment, delivery or recovery of money or investments.

Foreign markets can have liquidity risks beyond those typical of US markets. Because foreign exchanges generally are smaller and less liquid than US exchanges, buying and selling foreign investments can be more difficult and costly. Relatively small transactions can sometimes materially affect the price and availability of securities. In certain situations, it may become virtually impossible to sell an investment in an orderly fashion at a price that approaches portfolio management’s estimate of its value. For the same reason, it may at times be difficult to value the Fund’s foreign investments.

Emerging Markets Risk. Foreign investment risks are greater in emerging markets than in developed markets. Investments in emerging markets are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Credit Risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities with shorter durations. For example, if the Fund has an average duration of five years, a 1% increase in interest rates generally would result in a 5% decrease in the Fund’s value. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-protected securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Liquidity Risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on

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smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.

Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the Fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the Fund’s net asset value.

Commodity Risk. The Fund’s investments in Commodity Equity Investments and Commodity Futures-Linked Investments may subject the Fund to significantly greater volatility than investments in traditional securities and involve substantial risks, including risk of a significant portion on their principal value. The commodities markets may fluctuate widely based on a variety of factors. These include changes in overall market movements, domestic and foreign political, economic, geographical or financial events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and/or investor expectations concerning inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds and expectation among market participants that a commodity’s value will soon change. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Certain commodities may be produced in a limited number of countries and may be controlled by a small number of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. Because the Fund’s performance is linked to the performance of highly volatile commodities, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund.

Derivatives Risk. The use of Commodity Investments and other derivative instruments by the Fund involves risks that are different from, and in many cases greater than, the risk associated with investing in securities. A derivative will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more commodities, securities, currencies or indices. Even a small investment in derivative

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contracts can have a large impact on the Fund’s market, commodity, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Counterparty Risk. A financial institution or other counterparty with whom the Fund does business, or that underwrites, distributes or guarantees any investments or contracts that the Fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the Fund or could delay the return or delivery of collateral or other assets to the Fund. There can be no assurance that the Fund will be able to limit exposure to any one counterparty at all times.

Risks of Investing in Commodity Investments. The value of a commodity-related derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity Investments provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of Commodity Investments may be affected by changes discussed above under “Commodity Risk.” The physical commodities underlying the Commodity Investments from time to time may be heavily concentrated in a limited number of sectors, particularly agriculture, base/industrial metals, energy and precious metals. Concentration in a limited number of sectors may result in a greater degree of volatility. The value of Commodity Investments is expected to rise or fall in response to changes in the underlying commodity or related index. Investments in Commodity Investments may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain Commodity Investments, and there can be no assurance that one will develop. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leveraging may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.

Risks of Investing in Commodity Swaps. The Fund (whether directly or through the Subsidiary) may invest in swap agreements too seek to enable the Fund to hedge a

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position or to gain exposure to commodities or an index without investing in specific commodities or instruments. If a counterparty to a swap agreement becomes bankrupt or otherwise fails to perform its obligations under the swap due to financial difficulties, the Fund could suffer losses. In addition to the risk of default by the counterparty, if the creditworthiness of a counterparty to a swap agreement declines, the value of the swap agreement would be likely to decline, potentially resulting in losses. Over-the-counter swaps do not have uniform terms and in general are not transferable without the consent of the counterparty. As a result, parties to such swap agreements are not protected by such government regulations as participants in transactions in derivatives traded on organized exchanges. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted under a similar over-the-counter swap.

Risks of Investing in Commodity Futures and Options. The Fund’s participation (whether directly or through the Subsidiary) in the options and futures markets could subject the Fund’s portfolio to certain risks. CoreCommodity’s predictions of movements in the direction of commodities prices may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s NAV or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used.

Other risks inherent in the Fund’s use of futures and options (which may be options on securities or options on futures) include, for example, the possible less-than-full correlation between the price of options and futures contracts and movements in the prices of the investments being hedged, and the possible absence of a liquid secondary market for any particular instrument. For example, sale of call options may result in Fund underperformance and/or underperformance relative to other strategies managed by CoreCommodity in periods of general positive market performance. Conversely, sale of uncovered put options may exacerbate Fund losses in periods of general negative market performance. Over-the-counter (“OTC”) options subject the Fund to the risk that a counterparty may default on its obligations.

Risks of Investing in Commodity-Linked Notes. In addition to commodity risk and general derivatives risk, commodity-linked notes may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility, that do not affect traditional equity and debt securities. If payment of interest on a commodity-linked note is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying investment. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, commodity index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any

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time, the risk of loss associated with a particular note in the Fund’s portfolio may be significantly higher than the value of the note. A liquid secondary market may not exist for the commodity-linked notes that the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the credit risk of the issuer. If the issuer becomes bankrupt or otherwise fails to pay, the Fund could lose money.

Risk of Investing in Commodity Pooled Investment Vehicles. As part of the Commodity Strategy, the Fund may from time to time, but particularly during the Fund’s initial investment period, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The Fund invests in equity securities of companies engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/industrial metals, energy and precious metals sectors and does not measure the performance of direct investment in the underlying commodities and, therefore may not move in the same direction and to the same extent as the underlying commodities. Equity securities generally have greater price volatility than fixed-income securities.

Small- to Mid-Capitalization Companies Risk. The Fund may invest in securities of companies with small- to mid-sized market capitalization. While the Adviser and the Sub-advisers believe these investments often provide significant potential for appreciation, those securities, particularly the securities of smaller-capitalization companies, can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information and could adversely affect the Fund. The derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

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Tax Risk. One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which concludes that income and gains from certain commodity-linked derivatives are not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in a subsequent revenue ruling, namely, Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the Fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes and through investments in the Subsidiary.

A private letter cannot be used or cited as precedent and is binding upon the IRS only for the taxpayer that received it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and does not presently intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes and the Subsidiary as qualifying income prior to receiving any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. There is also no assurance that the Fund would be able to obtain a favorable ruling from the IRS if it were to seek a ruling.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which may result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Risks of Investing in Inflation-Protected Securities. The value of inflation-protected securities such as TIPS generally fluctuates in response to changes in real interest rates,

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which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. Short term increases in inflation may also lead to a decline in value. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Fund purchases TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds TIPS, the Fund may earn less on the securities than on conventional bonds. Any increase in principal value of TIPS caused by an increase in the index is taxable in the year the increase occurs, even though the Fund will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its collateral requirements, to meet distribution requirements as a regulated investment company and to eliminate any fund level income tax liability under the Code.

If real interest rates rise (i.e., if interest rates rise due to reasons other than inflation), the value of the TIPS in the Fund’s portfolio will decline. In addition, because the principal amount of TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities.

The daily adjustment of the principal value of TIPS is currently tied to the non-seasonally adjusted CPI-U, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that such index will accurately measure the real rate of inflation in the prices of goods and services. Therefore, the inflation adjustment made to TIPS may not be accurate.

Risk of Investing in Other Investment Companies. The Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies (including ETFs), the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

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In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of
Section 12(d)(1) of the 1940 Act.

Repurchase Agreement Risk. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser, the Sub-advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

New Fund Risk. The Fund is newly formed and therefore has no performance history for investors to evaluate.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is
1290 Broadway, Suite 1100, Denver, Colorado 80203.

RREEF America LLC (“RREEF” or a “Sub-adviser”) will serve as sub-adviser to the Fund with respect to the Global Infrastructure Strategy. RREEF is an indirect, wholly owned subsidiary of Deutsche Bank AG and a registered investment adviser. RREEF is located at 222 S. Riverside Plaza, Floor 24, Chicago, IL 60606. Deutsche Bank AG is a

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major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Asset & Wealth Management relates to the alternatives and real assets management activities of RREEF and certain other affiliates in the United States. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

CoreCommodity Management, LLC (“CoreCommodity” or a “Sub-adviser”) will serve as sub-adviser to the Fund with respect to the Commodity Strategy. CoreCommodity is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. CoreCommodity’s address is The Metro Center, One Station Place, Three South, Stamford, Connecticut 06902.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.80% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. Pursuant to an Investment Sub-advisory Agreement with RREEF (the “RREEF Sub-Advisory Agreement”), the Adviser pays RREEF an annual sub-advisory management fee of 0.55% based on the Fund’s average daily net assets allocated to RREEF. Pursuant to an Investment Sub-advisory Agreement with CoreCommodity (the “CoreCommodity Sub-Advisory Agreement”), the Adviser pays CoreCommodity an annual sub-advisory management fee of 0.65% based on the Fund’s average daily net assets allocated to CoreCommodity. Each sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-advisers out of the management fee the Adviser receives from the Fund.

The Adviser has contractually agreed to waive the management fee and/or reimburse expenses to the extent the Fund’s Total Annual Operating Fund Expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, acquired fund fees and expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.00% through February 28, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of the Trust.

The initial term of the Advisory Agreement and each Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and a Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, the Adviser, or a Sub-adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and the Sub-Advisory Agreements will be provided in the Fund’s semi-annual report to shareholders for the period ended April 30, 2014.

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The Subsidiary has entered into separate advisory and subadvisory agreements with ALPS Advisors, Inc. and CoreCommodity Management, LLC respectively for the management of the Subsidiary’s portfolio. Pursuant to these agreements the Subsidiary is obligated to pay the Adviser a Subsidiary management fee at the same rate that the Fund pays the Adviser, and the Adviser is obligated to pay CoreCommodity a Subsidiary management fee at the same rate it pays CoreCommodity for services rendered to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. CoreCommodity has agreed to waive the sub-advisory fee it receives from the Adviser in an amount equal to the Subsidiary management fee paid to it by the Adviser. These waivers may not be terminated without the consent of the Board of the Fund.

PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the following individuals serves as a portfolio manager of the Fund in a sole/joint capacity with respect to the strategies identified below, and has served in that capacity since the inception of the Fund in November 2013. Messrs. Hyman and Chada also serve as portfolio managers for the Subsidiary and have served in that capacity since the Subsidiary’s inception in November 2013.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
MLP Index Strategy
Michael Akins

Michael Akins, Senior Vice President Index Management, is the Portfolio Manager of the Fund and is also responsible for the refinement and implementation of the equity portfolio management process. Prior to joining ALPS Advisors, Mr. Akins served as Deputy Chief Compliance Officer for ALPS Fund Services. Before joining ALPS, Mr. Akins was AVP and Compliance Officer for UMB Financial Corporation and prior to UMB, he was an Account Manager at State Street Corporation. Mr. Akins has over 10 years financial services experience, is an Honor Graduate from the Fiduciary and Investment Risk Management School and graduated from Briar Cliff University with a B.A. in Business Administration.

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Global Infrastructure Strategy
Francis Greywitt

Mr. Greywitt is a Director at RREEF, for Deutsche Asset & Wealth Management.
Mr. Greywitt joined the firm in 2005 and previously worked as a REIT analyst with KeyBanc Capital Markets covering the office sector. Mr. Greywitt has over 11 years of investment industry experience and a BBA from St. Bonaventure University and an MBA from University of Chicago.

Manoj H. Patel

Mr. Patel is a Director at RREEF, for Deutsche Assset & Wealth Management. Mr. Patel joined the firm in 2011 and previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management. Mr. Patel has over 10 years investment experience and a B.Sc from Indiana University-Bloomington.

Commodity Strategy
Robert B. Hyman

Mr. Hyman is a Senior Vice President for CoreCommodity. Mr. Hyman re-joined CoreCommodity in June 2010. From January 2004 to April 2006, Mr. Hyman was a portfolio manager for CoreCommodity in its Real Asset Division, where he traded commodity futures, options, indices, foreign exchange, ETFs, and commodity related equities. From April 2007 to Feb 2009, Mr. Hyman was a proprietary trader for First New York Securities, LLC, where he traded commodity futures, time spreads, exchange for physicals, and commodity related equities. From Aug 2009 to May 2010, Mr. Hyman was a proprietary trader at The Gelber Group, focusing on commodity futures, spreads and foreign exchange trading. Mr. Hyman graduated from Dartmouth College in 1978 with a Bachelor of Arts degree in Government.

Satch Chada

Mr. Chada is President of the Investor Solutions Group of CoreCommodity Management, LLC. Prior to joining CoreCommodity in February 2009, Mr. Chada was a Managing Director at Merrill Lynch responsible for Structured Products Origination business globally for Merrill Lynch’s Wealth Management business. He has a track record for innovation and has led the development of new products and platforms, including the HOLDRS, ELEMENTS and TRAKRS programs. Mr. Chada has a B.S. in Computer Science from The University of Michigan, a M.S. in Computer Science from Michigan State University and an M.B.A. from the University of Chicago.

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INDEX PROVIDER

Alerian is an index provider for the Fund’s MLP Index Strategy. Alerian is an independent company that provides objective market information and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

DISCLAIMERS

Alerian is the designer of the construction and methodology for the Index. “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for the Index. Alerian is not responsible for the descriptions of the Index or the Fund that appear herein. Alerian is not affiliated with the Trust, the Adviser, any Sub-adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived therefrom and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Alerian has no obligation to take the needs of the Adviser, any Sub-adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Alerian is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Alerian has no obligation or liability in connection with the administration or trading of the Fund.

Alerian does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Alerian have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or

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implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Transfer Agent”) serves as the Fund’s administrator, fund accounting agent and transfer agent. ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) serves as the Fund’s distributor.

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Class A, Class C and Class I shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class; and
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A and C shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

The Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than

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one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A and Class C Shares

The Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the Investment Company Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow the Fund, as applicable, to use Class A and/or Class C assets to pay fees in connection with the distribution and marketing of Class A or Class C shares and/or the provision of shareholder services to Class A and/or Class C shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares, 0.75% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Class A or Class C assets on an ongoing basis, over time they will increase the cost of an investment in Class A and Class C shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to the Distributor for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. The Distributor is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although the Distributor may, pursuant to a written agreement between the Distributor and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances (which may exceed actual expenses incurred), including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

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Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

Shareholder Services Plan for Class C Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to its Class C shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks, their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Payments to Financial Intermediaries

The Fund’s Adviser, Sub-adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources. The Adviser or Sub-adviser may also make payments for marketing, promotional or related expenses to dealers out of their own resources. The amount of these payments is determined by the Adviser or Sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

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Investment Minimums

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may be charged a fee if they effect transactions through broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized broker or the broker’s authorized designee.

Investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

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Sales Charge When You Purchase

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.50%*	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than 18 months)	1.00% on redemptions within 12 months
Distribution and Service Fees	0.40%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

  * Depending on the total assets you invest

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%
At least $50,000 but less than $100,000	4.50%	3.75%
At least $100,000 but less than $250,000	3.50%	2.75%
At least $250,000 but less than $500,000	2.50%	2.00%
At least $500,000 but less than $1 million	2.00%	1.60%
$1 million or greater*	0.00%	0.00%

*A CDSC of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

The Class C and Class I shares do not charge an initial sales load.

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Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the adviser and its affiliates;
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
•	Immediate family members of all such persons as described above; and
•	Financial intermediary supermarkets and fee-based platforms; and
•

Financial intermediaries who have entered into an agreement with the Principal Underwriter/Distributor/the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

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Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

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Class C Shares

There is a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS/Red Rocks Listed Private Equity Fund	RiverFront Global Allocation Fund
ALPS/WMC Disciplined Value Fund	RiverFront Dynamic Equity Income Fund
Clough China Fund	RiverFront Moderate Growth & Income Fund
ALPS/CoreCommodity Management CompleteCommoditiesSM Strategy Fund	RiverFront Conservative Income Builder Fund
RiverFront Global Growth Fund	ALPS/Kotak India Growth Fund
ALPS/Alerian MLP Infrastructure Index Fund

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If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold.

You may also transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

Additional Information About Exchanges

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

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Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

The Fund will redeem your shares at the net asset value next determined after your redemption request is received in proper form. There is no redemption fee charged by the Fund. However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services. The Fund reserves the right to impose or change redemption fees. If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

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Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

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How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if its adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other

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things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally pays income dividends, if any, on a quarterly basis and distributes capital gains, if any, annually. As a regulated investment company (“RIC”), the Fund is required to pay out substantially all of its income and capital gains on at least an annual basis to avoid double-taxation to shareholders.

Income dividend distributions are derived from interest and other income the Fund receives from its collateral holdings and include distributions of short-term capital gains. Such income is netted with Fund expenses to determine the income dividend. Long-term capital gain distributions are derived from gains realized when the Fund sells an

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investment it has owned for more than a year, from capital gain distributions from securities in which the Fund owned an investment, or from transactions in exchange-traded futures that qualify as section 1256 contracts, which may generate both short-term and long-term capital gains distributions.

The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Fund for U.S. persons and does not address any foreign, state or local tax consequences. For purposes of this discussion, U.S. persons are:

•	U.S. citizens or residents;
•	U.S. corporations;
•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
•

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Fund, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Fund.

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The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Fund also intends to meet certain distribution requirements such that it is subject to U.S. federal income tax in general. If the Fund does not meet the distribution requirements, the Fund may be subject to significant excise taxes. This discussion assumes that the Fund will satisfy these distribution requirements.

TAXATION OF FUND DISTRIBUTIONS

For U.S. federal income tax purposes, shareholders of RICs are generally subject to taxation based on the underlying character of the income and gain recognized by the RIC and distributed to the shareholders.

A portion of the Fund’s distributions is expected to consist of a return of capital rather than a distribution of profits. Shareholders should not assume that the source of the distributions is from net profits of the Fund.

Distributions of net capital gains that are properly designated by the Fund as capital gain dividends (“capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. The Fund does not expect a significant portion of its distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2013 will be taxed at favorable rates so long as certain requirements are met. The special tax treatment of qualified dividend income will expire for taxable periods beginning on or after January 1, 2013 unless Congress enacts legislation providing otherwise. Corporate shareholders may be able to take a dividends-received deduction for a portion of the dividends they receive from the Fund to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year, when it receives capital gain distributions from securities which it owns, or from transactions in section 1256 contracts, which may generate both short-term and long-term capital gains distributions. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. The Fund may realize ordinary income from distributions from securities, from foreign currency gains that are not section 1256 contracts, from interest on indebtedness owned by the Fund and from other sources.

Cash distributions received by the Fund from the MLPs in which such Portfolio invests generally will not constitute long-term capital gain, except to the extent that (i) such MLP

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distributions relate to long-term capital gain realized by the MLP on a sale by the MLP of its assets or (ii) the distributions received from a particular MLP exceed such Portfolio’s tax basis in its equity units in such MLP. The Fund does not expect that a material portion of the cash distributions it receives from MLPs in which it invests will constitute long-term capital gain.

For taxable years beginning before January 1, 2013, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to a maximum rate of 15%. For taxable years beginning on or after January 1, 2013, the maximum long-term capital gain rate applicable to individuals will be 20% unless Congress enacts legislation providing otherwise. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after the Fund has paid a dividend.

SALE OF FUND SHARES

A shareholder who redeems shares in the Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption of the exchange (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered. A shareholder who receives securities in redemption of shares of the Fund will generally recognize a gain or loss equal to the difference between the shareholder’s adjusted basis in the shares redeemed and the aggregate fair market value of the securities plus the amount of any cash received (net of any applicable fees). In certain circumstances a loss realized upon a redemption of shares of the Fund for securities in kind may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of shares of the Fund is generally treated as long term capital gain or loss if the shares have been held for more than one year and as a short term capital gain or loss if the Shares have been held for one year or less. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

TAXATION OF CERTAIN INVESTMENTS

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by the Fund, although it is possible that the Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Fund makes no assurances regarding their ability or willingness to so elect. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “TAXES – Special Tax Considerations.”

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The Fund may, at times, buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in the Fund’s ordinary income to the extent required by applicable law. Even though payment of that amount is not received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but the Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. The Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

TAXATION OF CERTAIN COMMODITY-LINKED INSTRUMENTS

The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2006 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure and presently does not intend to seek such a ruling from the IRS. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position.

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The IRS has announced that it has suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes. If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, the Fund might cease to qualify as a regulated investment company and/or might be required to reduce its exposure to such commodity-linked investments which might result in difficulty in implementing its investment strategy. If the Fund does not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes, pay substantial penalties and/or make payments of interest and make certain distributions.

INVESTMENT IN THE SUBSIDIARY

The Fund also will seek to gain exposure to commodities markets by investing in the Subsidiary. The IRS has issued private letter rulings to other taxpayers in which it held that income derived from a fund’s investment in a CFC will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. Private letter rulings may be relied upon only by the taxpayers to whom they are addressed.

A foreign corporation, such as the Subsidiary, generally is not subject to U.S. federal income taxation on its business income unless it is engaged in, or deemed to be engaged in, a U.S. trade or business. It is expected that the Subsidiary will conduct its activities so as to satisfy the requirements of a safe-harbor set forth in the Code, under which the Subsidiary may engage in certain commodity-related investments without being treated as engaged in a U.S. trade or business. However, if the Subsidiary’s activities were determined not to be of the type described in the safe harbor, its activities may be subject to U.S. federal income taxation.

A foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to a U.S. withholding tax at a flat 30% rate (or lower treaty rate) on certain U.S. source gross income. No tax treaty is in force between the United States and the Cayman Islands that would reduce the 30% rate of withholding tax. However, it is not expected that the Subsidiary will derive income subject to U.S. withholding taxes.

The Subsidiary will be treated as a CFC for U.S. federal income tax purposes. As a result, the Fund must include in gross income for such purposes all of the Subsidiary’s “subpart F” income when the Subsidiary recognizes that income, whether or not the Subsidiary distributes such income to the Fund. It is expected that all of the Subsidiary’s income

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will be subpart F income. The Fund’s tax basis in the Subsidiary will be increased as a result of the Fund’s recognition of the Subsidiary’s subpart F income. The Fund will not be taxed on distributions received from the Subsidiary to the extent of the Subsidiary’s previously-undistributed subpart F income although its tax basis in the Subsidiary will be decreased by such amount. All subpart F income will be taxed as ordinary income, regardless of the nature of the transactions that generate it. Subpart F income does not qualify for treatment as qualified dividend income. If the Subsidiary recognizes a net loss, the net loss will not be available to offset income recognized by the Fund.

BACKUP WITHHOLDING

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate, under current law, will be 31% for amounts paid after December 31, 2012. For more information regarding backup withholding and new U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding” and “TAXES – Recently Enacted Legislation.”

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date of this Prospectus, there are no financial highlights for the Fund.

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Privacy Policy

FACTS	WHAT DOES ALPS REAL ASSET INCOME FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡     Social Security number and account transactions

¡     Account balances and transaction history

¡     Wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.

Questions?	Call 866.759.5679 or go to www.alpsfunds.com

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Who we are
Who is providing this notice?	ALPS Real Asset Income Fund
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you • open an account • provide account information or give us your contact information • make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•     sharing for affiliates’ everyday business purposes-information about your creditworthiness

•     affiliates from using your information to market to you

•     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Fund’s affiliates include companies such as ALPS Advisors, Inc.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.
Other Important Information
California Residents

If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Vermont Residents

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information.

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ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act File no. 811-8194)

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November 29, 2013

STATEMENT OF ADDITIONAL INFORMATION

Name	Ticker
	Class A	Class C	Class I
ALPS Real Asset Income Fund	REALX	RAECX	RAEIX

P.O. Box 44386

Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares and Class I Shares (collectively, the “Shares”) of the Fund listed above, which is a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated November 29, 2013, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 866.759.5679. The Fund’s most recent Annual Report, if any, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes information about the ALPS Real Asset Income Fund (the “Fund”). The Fund is a series of the Trust, an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993.

The Fund is advised by ALPS Advisors, Inc., (the “Adviser”), and is sub-advised by RREEF America LLC (“RREEF”) and CoreCommodity Management LLC (“CoreCommodity”) (each of RREEF and CoreCommodity, a “Sub-Adviser”).

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is classified as diversified.

What are the Fund’s Investment Objectives?

The primary investment objectives of the Fund are to provide a high level of current income and long-term capital appreciation.

While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the strategies and policies described in the prospectus and in this SAI.

The Fund’s Board of Trustees (the “Board”) may change these objectives or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of, or instruments related to, real asset companies and/or real assets. The Fund’s investment adviser, ALPS Advisors, Inc. (the “Adviser”), generally regards real asset companies as those that derive 50% or more of their profits or revenues from, or commit 50% or more of assets to, real assets and activities related to real assets. Real asset companies may include, among other forms of entities, master limited partnerships (“MLPs”). Real assets are in turn broadly defined to generally include energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, other commodities to the extent not captured by the foregoing, and asset classes that are affected directly or indirectly by the level of, and changes in, the rate of inflation, including certain inflation-linked bonds issued by the U.S. government, its agencies and instrumentalities (such as U.S. Treasury Inflation Protected Securities or “TIPS”).

For purposes of the 80% investment target, the Fund generally expects to: (i) value cash-settled derivatives based on marked-to-market exposures and physically-settled derivatives based on notional amounts; and (ii) consolidate the portfolio of its subsidiary (described further below) with that of the

Fund itself. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. In addition, the Fund expects that synthetic investments with economic characteristics similar to the real asset securities and instruments described above will count toward the 80% target. The Fund’s policy to invest at least 80% of its total assets in such a manner is not a “fundamental” one, which means that it may be changed by a vote of the Fund’s board, but without the approval of the Fund’s shareholders. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% investment policy.

The Adviser will seek to determine an appropriate allocation of Fund assets to various real asset classes and will rebalance quarterly, as needed. The Adviser intends to seek an asset mix that provides both current income and long-term capital appreciation potential. To do so, the Fund may, among other things, seek to emphasize companies that are generating dividend income at the time of purchase or write (sell) options as a means to supplement current cash distributions through option premiums. Where the Adviser and/or the Fund’s sub-advisers believe it to be appropriate, the Fund will invest globally (i.e., by investing in issuers from at least three countries, including the United States), seeking to capitalize on higher current yields in many cases and potentially more attractive long-term capital appreciation.

The Fund currently intends to employ the following investment strategies:

•	MLP Index Strategy
•	Global Infrastructure Strategy
•	Commodity Strategy

Although the Adviser is primarily responsible for the overall management of the Fund, the Fund and Adviser may engage one or more sub-advisers to manage the Fund’s investment strategies. The Adviser and the Fund have engaged RREEF America LLC and CoreCommodity Management, LLC (each, a “Sub-adviser”) to manage the Global Infrastructure Strategy and Commodity Strategy respectively, subject to the oversight of the Fund’s Board of Trustees. The Adviser continues to be primarily responsible for managing the MLP Index Strategy.

Under normal market conditions, a portion of the Fund’s assets is allocated to each of the above investment strategies. The investment strategies are described in more detail below:

MLP Index Strategy. This strategy is managed by the Adviser and seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the Alerian MLP Infrastructure Index (the “Index”).

The Adviser employs a “passive management”—or indexing—investment approach designed to track the performance of the Index by investing in securities that comprise the Index (or depositary receipts based on such securities).

The Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure MLP asset class. Energy infrastructure MLPs may include publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. The Index was developed by Alerian, a leading provider of objective MLP benchmarks, data and analytics. The Index is comprised of

25 energy infrastructure MLPs that earn a majority of their cash flow from the transportation and storage of energy commodities. As of September 30, 2013, the U.S. dollar-denominated market capitalizations of the Index Components ranged from approximately $2.7 billion to approximately $56.2 billion. Index constituents are selected quarterly in connection with the reconstitution of the Index, and their respective weights are adjusted quarterly in connection with the rebalancing of the Index. Index rebalancing typically occurs on the third Friday of the last month of each calendar quarter.

By confining their operations to specific activities such as transportation, storage and processing of minerals and natural resources, interests or units of the aforementioned MLPs may be traded on public securities exchanges exactly like the shares of a corporation, without entity level taxation. Of the seventy MLPs eligible for inclusion in the Index, approximately two-thirds trade on the New York Stock Exchange (“NYSE”) and the rest trade on the NASDAQ Stock Market (“NASDAQ”).

To seek to comply with the requirements of Section 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund typically will invest no more than 25% of the value of its total assets in the securities of one or more qualified publicly traded partnerships, which include MLPs. As a consequence, the Fund is not anticipated to allocate more than 25% of its total assets to the MLP Index Strategy on an ongoing basis.

Within the MLP Index Strategy, and under normal market conditions, the Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index or utilize various combinations of other available investment techniques in seeking performance which corresponds to the performance of the Index.

Global Infrastructure Strategy. This strategy is managed by RREEF America LLC (“RREEF”), under the brand name Deutsche Asset & Wealth Management, and invests in a global portfolio of securities of infrastructure-related companies. Deutsche Asset & Wealth Management relates to the alternatives and real assets management activities of RREEF and certain other affiliates in the United States. Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Global Infrastructure Strategy.

RREEF considers a company to be an infrastructure-related company if at least 50% of such company’s non-cash assets are infrastructure assets or at least 50% of such company’s gross income or net profits are derived, directly or indirectly, from the ownership, management, construction, operation, utilization or financing of infrastructure assets. Examples of infrastructure assets include transportation assets (such as toll roads, bridges, airports and seaports), utility assets (such as generating stations, gas and electric lines, water and sewer facilities, and communications networks) and social assets (such as hospitals, schools, and subsidized housing). As part of this strategy, the Fund may invest in companies of any market capitalization.

Through the Global Infrastructure Strategy, the Fund invests mainly in equity securities, though it may also invest in fixed-income securities without limitation. The Fund allocates its assets among various regions and countries, including emerging market countries, and normally invests most of its assets in issuers that are organized or located outside the United States or that do a substantial amount of business outside the United States.

Infrastructure assets are physical assets, structures and networks that provide necessary services and operations to society. The Global Infrastructure Strategy focuses on companies with a direct investment in infrastructure assets and to a lesser degree on companies that operate or use infrastructure assets in their business (such as electric utilities and airlines) or companies with indirect exposure to infrastructure investment (such as suppliers of construction materials).

In choosing securities, RREEF uses a combination of two analytical disciplines:

Top-Down Research. RREEF analyzes various factors, including infrastructure market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.

Bottom-Up Research. RREEF analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the Fund’s exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities it believes can provide superior returns over the long-term, and to sell those that it believes no longer represent the strongest prospects.

Commodity Strategy. This strategy is managed by CoreCommodity Management, LLC (“CoreCommodity”) and invests directly or indirectly in a combination of commodity-related equity securities (“Commodity Equity Investments”) and other types of commodity-related derivative instruments as described below (“Commodity Investments”) and thereby obtains exposure to the commodities markets. As part of the Commodity Strategy, the Fund intends to invest a portion of its assets in the ALPS Real Asset Income Fund (Cayman) Ltd., a wholly owned Cayman subsidiary (the “Subsidiary”). Under normal circumstances, it is anticipated that approximately 25-50% of the Fund’s assets will be allocated to the Commodity Strategy.

With respect to the Commodity Equity Investments portion of its portfolio, CoreCommodity utilizes both quantitative and fundamental analyses for selecting securities for inclusion in the portfolio. Commodity equities typically include investments in companies primarily engaged in the production and distribution of commodities and commodity-related products and services in the agriculture, base/ industrial metals, energy and precious metals sectors. Commodity Equity Investments in which the Fund may invest include common stock, preferred stock, convertible securities, options, including the sale of options to generate premium income, American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”), and the Fund may enter into derivative instruments based on the Commodity Equity Investments.

With respect to the Commodity Investments portion of this strategy, the Fund may invest, either directly and/or indirectly through the Subsidiary, in such instruments as commodity futures contracts, commodity swaps, options on commodity futures, including the sale of options to generate premium income, and commodity-linked notes. These instruments may include instruments on various physical commodities such asaluminum, cocoa, coffee, copper, corn, cotton, crude oil, gold, heating oil, lean hogs, live cattle, natural gas, nickel, orange juice, silver, soybeans, sugar, unleaded gasoline, and wheat. The Fund may also from time to time invest in ETFs that hold physical commodities.

The Fund expects to gain exposure to the commodities market indirectly by investing up to 25% of the portion of the assets allocated to the Commodity Strategy in the Subsidiary, which is designed to enhance the ability of the Fund to obtain exposure to the commodities market through Commodity

Investments consistent with the limits of the U.S. federal tax law requirements applicable to registered investment companies. The Subsidiary has the same investment objective and is subject to substantially the same investment policies and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) will not invest in equity securities and may invest without limitation in commodity swaps and other commodity-linked derivative instruments.

To seek to generate income, the Fund may write (sell) call options, but may write put options as well, on all or a portion of the Commodity Strategy portfolio. Such options may consist of listed or over-the-counter options on securities, indices and/or options on futures. The combination of buying securities and selling options is known as option overwriting. The use of options to supplement current cash distributions may generate short-term capital gains, and investors should consult their tax advisors regarding the tax consequences and tax characteristics of such income.

The Fund and/or the Subsidiary may invest in investment grade fixed-income securities of varying maturities, including TIPS, other U.S. and foreign government securities, corporate bonds and notes, and affiliated and unaffiliated money market funds, to, among other things, collateralize its Commodity Investments and other derivative exposure on a day-to-day basis.

CoreCommodity will use its discretion to determine the percentage of the Fund’s assets in this strategy allocated to each of the Commodity Equity Investments and Commodity Investments portions of the Fund’s portfolio. Generally, CoreCommodity will take various factors into account in allocating the assets of the Fund between the Commodity Equity Investments and Commodity Investments portions of its portfolio, including, but not limited to:

•	results of proprietary quantitative models developed by CoreCommodity;

•	the performance of index benchmarks for the Commodity Related Equities and Commodity Investments relative to each other;

•	relative price differentials for a range of commodity futures for current delivery as compared to similar commodity futures for future delivery; and

•	other market conditions.

Generally, at least 20% of the Fund’s assets allocated to the Commodity Strategy, either directly or indirectly through the Subsidiary, will be allocated to each of the Commodity Equity Investments and Commodity Investments portions of the strategy; provided, however, that at times CoreCommodity may choose to lower this minimum exposure level and give greater emphasis to Commodity Equity Investments or Commodity Investments, as the case may be, based on market events such as significant market movements and significant economic events and trends.

INVESTMENT POLICIES AND RISKS

Investment in the Fund should be made with an understanding that the value of the portfolio of securities held by the Fund may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks generally and other factors.

An investment in the Fund should also be made with an understanding that the Fund’s MLP Index Strategy will not be able to replicate exactly the performance of the Index because the total return generated by its portfolio securities will be reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Index. It is also possible that for short periods of time, the Fund’s MLP Index Strategy may not fully replicate the performance of the Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances.

The Index consists of a number of components (the “Index Components”) selected in accordance with Alerian’s rules-based methodology for such Index. Each qualification of an Index Component set forth below is measured as of each quarterly rebalance date.

The Fund may, as part of the MLP Index Strategy, Global Infrastructure Strategy or Commodity Strategy, invest in certain financial instruments, including but not limited to futures contracts, swap agreements and forward contracts, reverse repurchase agreements, and options on securities, indices and futures contracts (collectively, “Financial Instruments”). As an example of the use of such Financial Instruments, the Fund may use total return swaps on one or more Index Components in order to achieve exposures that are similar to those of the Index.

The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest, the investment strategies or activities in which it may engage, or the risks associated with both. The Fund may invest in instruments and securities and engage in strategies or activities other than those listed below, and may be subject to risks that are not described here. Please note also that the instruments, strategies or activities described may be utilized by one or more of each of the Adviser and the Sub-Advisers in the course of their application of the Fund’s strategies. Consequently, references to the Fund’s “Adviser” in this section of the SAI only may refer to the Adviser or a Sub-Adviser, as applicable.

Borrowing to Purchase Securities (Leveraging). The Fund may use leverage, that is, borrow money to purchase securities. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the borrowing costs (including interest), the net asset value of a Fund will rise. On the other hand, if the investment gains fail to cover the borrowing costs or if there are losses, the net asset value of a Fund will decrease.

The 1940 Act requires borrowings to have 300% net asset coverage, which means, in effect, that the Fund would be permitted to borrow up to an amount equal to one-third of the value of its total assets. If the Fund fails to meet this asset coverage test for any reason including adverse market conditions, it will be required to reduce borrowings within three business days to the extent necessary to meet the test. This requirement may make it necessary to sell a portion of the Fund’s securities at a time when it is disadvantageous to do so. The amount the Fund can borrow may also be limited by applicable margin limitations of the Federal Reserve Board. Briefly, these provide that banks subject to the Federal Reserve Act may not make loans for the purpose of buying or carrying margin stocks if the loan is secured directly or indirectly by a margin stock, to the extent that the loan is greater than the maximum loan value of the collateral securing the loan.

Despite the potential risks of leveraging, the Adviser believes there may be times when it may be advantageous to the Fund to borrow to make investments. For example, when a portfolio manager perceives unusual opportunities in the market or in a particular sector, the portfolio manager may want to be more than 100% invested. Borrowing may also be considered when stock prices and trading volume are not favorable for securities a portfolio manager wants to sell, but stock prices and trading volume are favorable for securities the portfolio manager wants to buy. In these situations, which arise infrequently, borrowing may allow a portfolio manager to take advantage of favorable opportunities to purchase desired securities without having to sell securities at unfavorable prices.

Commodity-Linked Instruments

Investments in Commodity-Linked Notes

An important vehicle for the Fund’s gaining exposure to the commodities markets is through commodity-linked notes. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract.

Qualifying Hybrid Instruments. The Fund may invest in commodity-linked notes that are considered to be “qualifying hybrid instruments” excluded from regulation under the Commodity Exchange Act and the regulations adopted thereunder. See “Hybrid Securities.”

Principal Protection. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. A principal protected commodity-linked note means that the issuer will pay, at a minimum, the par value of the note at maturity. Therefore, if the commodity value to which the commodity-linked note is linked declines over the life of the note, the Fund will receive at maturity the face or stated value of the note.

With a principal protected commodity-linked note, the Fund will receive at maturity the greater of the par value of the note or the value of the underlying commodity or index. This protection is, in effect, an option whose value is subject to the volatility and price level of the underlying commodity. This optionality can be added to the note’s structure, but only for a cost higher than that of a partially protected (or no protection) commodity-linked note. The decision on whether to use principal protection depends in part on the cost of the protection. In addition, the protection feature depends upon the ability of the issuer to meet its obligation to buy back the security, and therefore depends on the creditworthiness of the issuer.

With full principal protection, the Fund will receive at maturity of the commodity-linked note either the stated par value of the commodity-linked note, or potentially, an amount greater than the stated par value if the underlying commodity, index, futures or option contract or other underlying economic variable increases in value. Partially protected commodity-linked notes may suffer some loss of principal if the underlying commodity, index, futures or options contract or other economic variable declines in value during the term of the note. However, partially protected commodity-linked notes have a specified limit as to the amount of principal that they may lose.

Commodity-Linked Notes Without Principal Protection. The Fund may also invest in commodity-linked notes that offer no principal protection. At maturity, there is a risk that the underlying commodity price, futures or option contract, index or other economic variable may have declined sufficiently in value such that some or all of the face value of the commodity-linked note might not be returned. Some of the commodity-linked notes that the Fund may invest in may have no principal protection and the note could lose all of its value.

With a partially-protected or no-principal-protection commodity-linked note, the Fund may receive at maturity an amount less than the note’s par value if the commodity, index or other economic variable value to which the note is linked declines over the term of the note. The Sub-Adviser, at its discretion, may invest in a partially protected principal commodity-linked note or a note without principal protection. In deciding to purchase a note without principal protection, the Sub-Adviser may consider, among other things, the expected performance of the underlying commodity futures or option contract, index or other economic variable over the term of the note, the cost of the note, and any other economic factors which the Sub-Adviser believes are relevant.

Counterparty Risk. A significant risk of commodity-linked notes is counterparty risk. The Fund will take on the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. To minimize this risk the Fund will transact, to the extent possible, with issuers who have an investment-grade credit rating from a nationally recognized statistical rating organization (“NRSRO”).

Commodity Futures Contracts

The Fund may also hold positions in commodity futures contracts. The Fund’s investments in commodity futures contracts and related instruments may involve substantial risks. Some of the special characteristics and risks of these investments are described below.

Commodity futures contracts are agreements between two parties. One party agrees to buy an asset from the other party at a later date at a price and quantity agreed-upon when the contract is made. Commodity futures contracts are traded on futures exchanges. These futures exchanges offer a central marketplace in which to transact futures contracts, a clearing corporation to process trades, a standardization of expiration dates and contract sizes, and the availability of a secondary market. Futures markets also specify the terms and conditions of delivery as well as the maximum permissible price movement during a trading session. Additionally, the commodity futures exchanges have position limit rules that limit the amount of futures contracts that any one party may hold in a particular commodity at any point in time. These position limit rules are designed to prevent any one participant from controlling a significant portion of the market.

In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract. When purchasing stocks or bonds, the buyer acquires ownership in the security, however buyers of futures contracts are not entitled to ownership of the underlying commodity until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying commodity to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.

Price Limits. The commodity futures exchanges often impose on each commodity futures contract a maximum permissible price movement for each trading session. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

Price Volatility. Despite the daily price limits on the futures exchanges, the price volatility of commodity futures contracts has been historically greater than that for traditional securities such as stocks and bonds. To the extent that the Fund invests in commodity futures contracts, the assets of the Fund, and therefore the prices of Fund shares, may be subject to greater volatility.

Marking-to-Market Futures Positions. The futures clearinghouse marks every futures contract to market at the end of each trading day, to ensure that the outstanding futures obligations are limited by the maximum daily permissible price movement. This process of marking-to-market is designed to prevent losses from accumulating in any futures account. Therefore, if the Fund’s futures positions have declined in value, the Fund may be required to post additional margin to cover this decline. Alternatively, if the Fund’s futures positions have increased in value, this increase will be credited to the Fund’s account. Certain commodity futures contracts, when entered into directly by the Fund, would be taxed on the “marked-to-market” basis applicable to section 1256 contracts, as discussed below under “Taxes—Financial Products.” For information about the tax treatment of the Fund’s commodity-linked investments and its investment in the Subsidiary, please refer to “Taxes – Taxation of Certain Commodity – Linked Investments.”

Special Risks of Commodity Futures Contracts

Storage Costs. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity. These storage costs include the time value of money invested in the physical commodity plus the actual costs of storing the commodity less any benefits from ownership of the physical commodity that are not obtained by the holder of a futures contract (this is sometimes referred to as the “convenience yield”). To the extent that these storage costs change for an underlying commodity while the Fund is long futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment Risk. In the commodity futures markets, if producers of the underlying commodity wish to hedge the price risk of selling the commodity, they will sell futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to take the corresponding long side of the same futures contract, the commodity producer must be willing to sell the futures contract at a price that is below the expected future spot price. Conversely, if the predominate hedgers in the futures market are the purchasers of the underlying commodity who purchase futures contracts to hedge against a rise in prices, then speculators will only take the short side of the futures contract if the futures price is greater than the expected future spot price of the commodity.

The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. This can have significant implications for the Fund when it is time to replace an expiring contract with a new contract. If the nature of hedgers and speculators in futures markets has shifted such that commodity purchasers are the predominate hedgers in the market, the Fund might open the new futures position at a higher price or choose other related commodity investments.

Non-1940 Act Registered Commodity Pooled Investment Vehicles. As part of the Commodity Strategy, the Fund may from time to time, but particularly during the Fund’s initial investment period, invest in certain publicly-traded commodity pools, such as commodity ETFs. Such pools may not meet the definition of an “investment company” under the 1940 Act, and may not be registered under the 1940 Act. As a consequence, the Fund’s investment in such entities may not be subject to certain protections afforded by the 1940 Act, including, for example, restrictions under the 1940 Act on investments in other investment companies

Convertible Securities. The Fund may invest in convertible securities. These are generally bonds or preferred stocks that are convertible into a corporation’s common stock. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities or preferred stocks in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk of loss of principal than the corporation’s common stock.

In selecting convertible securities for the Fund, the Adviser or Sub-adviser will consider, among other factors: its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund’s portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund. Convertible securities may have mandatory sinking fund provisions prior to maturity, a negative feature when interest rates decline.

Refer to Appendix A for a description of preferred stock and long- and short-term debt ratings.

Corporate Bonds. The Fund may invest in corporate bonds that are rated, at the time of purchase, in the four highest categories by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Service, Inc., a division of McGraw-Hill Companies, Inc. (“S&P”) or other nationally recognized rating agencies or unrated securities deemed by the Adviser to be of comparable quality. The Fund may also invest in corporate bonds that are lower rated (Moody’s Ba or lower or S&P BB or lower). These lower rated bonds are also known as “non-investment grade debt securities” or “junk bonds.” See Appendix A for a description of ratings on investment grade and non-investment grade debt securities.

Derivatives. The Fund may use derivatives, such as futures, options, options on futures, and forward foreign currency exchange contracts. A derivative is a financial contract whose value is based on (or “derived from”) a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500). A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in one or more securities, currencies, indices or other assets. The Fund may use derivatives for hedging purposes, including to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets, currency exchange rate or interest rate fluctuations (i.e., to hedge); protect the Fund’s unrealized gains reflected in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; and as a substitute for buying or selling securities, securities indices or currencies. The Fund may also use derivatives for non-hedging (speculative) purposes including to seek to enhance the Fund’s returns. The Fund may use any or all of these investment techniques and different types of derivative securities may be purchased at any time and in any combination. There is no particular strategy that dictates the use of one technique rather than another, as use of derivatives is a function of numerous variables, including market conditions.

The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, management risk and liquidity risk. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. These risks are heightened when the management team uses derivatives to enhance the Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund. In addition, certain derivatives have the potential for unlimited losses regardless of the size of the initial investment. Derivatives also involve the risk of mispricing or improper valuations (particularly, for non-standardized contracts) and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices. Derivatives may also be less liquid and may be difficult or impossible to sell or terminate at a desirable time or price. Derivatives may also involve credit risk which is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter (“OTC”) derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. Use of derivatives may also increase the amount and affect the timing and character of taxes payable by shareholders. The Fund may lose money on derivatives or may not fully benefit on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The Fund’s ability to benefit from derivatives is largely dependent on the adviser’s ability to use such strategies successfully.

In the case of derivative contracts that do not cash settle, the Fund will typically set aside liquid assets equal to the full notional value of the derivative contracts while the positions are open. With respect to derivative contracts that do cash settle, however, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the derivative contracts, if any, rather than their full notional value. The Fund reserves the right to modify its asset segregation policies in the future to, among other things, comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Rule 4.5 under the Commodity Exchange Act (“CEA”), as amended, exempts an adviser of a fund that invests in “commodity interests” from registration as a “commodity pool operator” (“CPO”) provided that, among other restrictions, the adviser enters into such positions solely for “bona fide hedging purposes” or limits its use of commodity interests for non-bona fide hedging purposes such that (i) the aggregate initial margin and premiums required to establish non-bona fide hedging positions do not exceed 5% of the liquidation value of the fund’s portfolio, or (ii) the aggregate “notional value” of the non-bona fide hedging commodity interests do not exceed 100% of the liquidation value of the fund’s portfolio.

The Adviser, and as applicable, the Sub-Advisers, intend to: (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that the Fund will not be a “commodity pool” under the CEA.

For more information about the various types of derivatives, see the sections in this SAI discussing such securities including Futures Contracts; Put and Call Options and Options and Futures Relating to Foreign Currencies.

Futures Contracts. The Fund may enter into futures contracts. Futures contracts are standardized, exchange-traded contracts that require delivery of the underlying financial instrument (such as a bond, currency or stock index) at a specified price, on a specified future date. The buyer of the futures contract agrees to buy the underlying financial instruments from the seller at a fixed purchase price upon the expiration of the contract. The seller of the futures contract agrees to sell the underlying financial instrument to the buyer at expiration at the fixed sales price. In most cases, delivery never takes place. Instead, both the buyer and the seller, acting independently of each other, usually liquidate their long and short positions before the contract expires; the buyer sells futures and the seller buys futures.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

Futures may be used for hedging (i.e., to protect against adverse future price movements in the Fund’s portfolio securities, or in securities the Fund intends to purchase). For example, if the portfolio manager thinks that the stock market might decline, the portfolio manager could sell stock index futures to safeguard the Fund’s portfolio. If the market declines as anticipated, the value of stocks in the Fund’s portfolio would decrease, but the value of the Fund’s futures contracts would increase. The Fund may also use futures contracts to speculate on the market. For example, the portfolio manager might buy stock index futures on the expectation that the value of a particular index will rise, even though the stocks comprising the index are unrelated to stocks held or intended to be purchased by the Fund. Using futures for speculation, however, involves significant risk since futures contracts are highly leveraged instruments. When a portfolio manager enters into a futures contract, the manager needs to put up only a small fraction of the value of the underlying contract as collateral, yet gains or losses will be based on the full value of the contract.

The use of futures contracts would expose the Fund to additional investment risks and transaction costs. Risks include: the risk that securities prices will not move in the direction that the Adviser anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of any securities being hedged; the possible absence of a liquid secondary market for any particular futures contract and possible exchange-imposed price fluctuation limits; and leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the Fund’s initial investment in that contract. A relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) to the Fund.

The Fund may enter into futures contracts and related options as permitted under CFTC Rules. The Adviser expects that the Fund’s futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. The Adviser intends to (i) comply with the requirements of the CEA by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines; (ii) comply with the requirements of the CEA by registering as a CPO with the CFTC and the National Futures Association; or (iii) operate the Fund in a manner such that neither Fund will be a “commodity pool” under the CEA. CFTC regulations governing the use of commodity interests, including certain futures contracts, by investment companies such as the Fund may be subject to amendment. Amendments to such regulations by the CFTC may affect the ability of the Fund to use futures and commodity interests, and could affect the Fund’s ability to achieve its investment objective.

Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker, known as a futures commission merchant (FCM), when the contract (or written options thereon) is entered into. Initial margin deposits are typically equal to a percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the investment limitations of the Fund. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of the margin owed only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the respective Fund. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in a substantial loss as well as a gain, to an investor.

Options and Futures Relating to Foreign Currencies. The Fund may engage in options and futures transactions related to foreign currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency. The purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease exposure to different foreign currencies. The Fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Asset Coverage for Futures and Options Positions. The Fund will comply with guidelines established by the Securities and Exchange Commission (the “SEC”) with respect to coverage of options and futures strategies by mutual funds, and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Although the Fund will segregate or earmark liquid assets to cover its net obligations under a futures contract or options position, the amount may, in certain circumstances, be limited to the current value of the Fund’s obligations to the counterparty, as opposed to the full notional amount of the position, and will not prevent the Fund from incurring losses greater than the value of those obligations. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Put and Call Options. The Fund may purchase and write put and call options. Such options may relate to particular securities, indices or futures contracts, may or may not be listed on a domestic or non-U.S. securities exchange and may or may not be issued by the Options Clearing Corporation. A put option gives the purchaser the right to sell a security or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security or other instrument from the writer of the option at a stated price during the term of the option. The Fund may use put and call options for a variety of purposes. For example, if the portfolio manager wishes to hedge a security owned by the Fund against a decline in price, the portfolio manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the portfolio manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the portfolio manager intends to purchase a security at some date in the future, the portfolio manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes for the Fund. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased.

The buyer of a typical put option can expect to realize a gain if a security’s price falls substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the security’s price falls. At the same time, the buyer can expect to suffer a loss if the security’s price does not rise sufficiently to offset the cost of the option.

A call option written by the Fund is “covered” if the Fund: (a) owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

A put option written by the Fund is “covered” if the Fund: (a) holds a put on the same security having the same principal amount as the put option it has written and the exercise price of the put held is equal to or greater than the exercise price of the put written; or (b) meets the asset coverage requirements described under “Asset Coverage for Futures and Options Positions” above.

If options are “covered” by the Fund meeting the asset coverage requirements, the Fund’s economic exposure is not limited as it would be if the options are “covered” as described in paragraphs (a) above.

OTC Options. The Fund may engage in over-the-counter (“OTC”) options transactions. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund greater flexibility to tailor options to its needs, OTC options generally involve greater credit and default risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Additional Risks of Options and Futures Contracts.

Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions, such as futures and options. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of futures and options depends upon a variety of factors, particularly the portfolio manager’s ability to predict movements of the securities, currencies and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund.

Lack of Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involve a risk that the respective Fund’s options or futures positions will not track the performance of the Fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect a security’s price the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s options or futures positions are poorly correlated with other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Liquidity of Options and Futures Contracts. There is no assurance that a liquid secondary market will exist for any particular option or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument’s current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the respective Fund to enter into new positions or close out existing positions. In addition, if unable to close a future position, in the event of adverse price movements, the Fund would be required to make daily cash payments in order to maintain its required margin. In such situation, if the Fund has insufficient cash, it may have to sell other portfolio securities at an inopportune time to meet daily margin requirements. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the applicable Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover options or futures positions could also be impaired.

Exchange-Traded Funds (“ETFs”). The Fund may invest in ETFs. ETFs are typically investment companies, the shares of which are bought and sold on a securities exchange. The securities of an ETF are redeemable only in larger aggregation of a specified number of shares and generally on an in-kind basis. Generally, certain ETFs may represent a portfolio of securities designed to track the composition and/or performance of specific indexes or portfolio of specific indexes, while other ETFs may be actively managed that do not track an index (generally referred to as actively-managed ETFs). The market prices of ETF investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which its shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs®, Select Sector SPDRs®, DIAMONDSSM, NASDAQ 100 Shares and iShares.

There are many reasons the Fund would purchase an ETF. For example, the Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities in which the ETF invests and the investment strategies of the ETF. However, lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have operating expenses, including management fees that increase their costs versus the costs of owning the underlying securities directly. Fund may purchase ETFs to the extent permitted by the 1940 Act, rules thereunder or as described below, to the extent permitted by exemptive orders granted to the various ETFs by the SEC. Certain commodity ETFs in which the Fund invests may not be investment companies under the 1940 Act, and as such are typically not registered as investment companies. In such instances, the Fund’s investments in the ETFs may not be subject to the protections typically afforded by the 1940 Act, including, for example, restrictions that are typically applicable to investments by a mutual fund in other investment companies. (See also the description of “Securities of Other Investment Companies”).

Foreign Currency Transactions. The Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded on an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, they could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling—for example, by entering into a forward contract to sell European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

SEC guidelines require mutual funds to set aside appropriate liquid assets to cover forward currency contracts.

Successful use of forward currency contracts will depend on the Adviser’s skill in analyzing and predicting currency values. Forward contracts may substantially change the respective Fund’s investment exposure to changes in currency exchange rates, and could result in losses to the Fund if currencies do not perform as the Adviser anticipates. For example, if a currency’s value rose at a time when the Adviser had hedged the Fund by selling that currency in exchange for U.S. dollars, the Fund would be unable to participate in the currency’s appreciation. If the Adviser hedges currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser increases the applicable Fund’s exposure to a foreign currency, and that currency’s value declines, the Fund will realize a loss. There is no assurance that the Adviser’s use of forward currency contracts will be advantageous to the Fund or that it will hedge at an appropriate time. The policies described in this section are non-fundamental policies of the Fund.

Foreign Securities. Under normal market conditions, the Fund may invest a portion of its portfolio in companies domiciled outside the United States. Investments in foreign countries involve certain risks which are not typically associated with U.S. investments.

Companies in foreign countries are not generally subject to the same accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about a foreign company than about a U.S. company. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

In addition, the value of the assets of the Fund, as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. A change in the value of any foreign currency relative to the U.S. dollar may cause a corresponding change in the dollar value of the Fund’s assets that are denominated or traded in that country. The Fund may incur costs in connection with conversion between various currencies.

Foreign investments may be subject to heightened political and economic risks, particularly in underdeveloped or developing countries which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, could impose additional withholding taxes on dividends or interest income payable on securities, could impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Foreign companies not publicly traded in the U.S. are not subject to the regulatory requirements of U.S. companies. There may be less publicly available information about such companies. Foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may be entitled to a credit or deduction for U.S. tax purposes.

Illiquid Securities. Under SEC rules, an investment in a security is generally deemed to be “illiquid” if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such security is valued by the Fund.

The Board has authorized the Adviser to make liquidity determinations with respect to certain securities, including Rule 144A securities. A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be an illiquid security.

The Fund may invest up to 15% of its net assets in illiquid securities including “restricted” securities and private placements for which there is no public market value.

Securities in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “1933 Act”), such as securities issued in reliance on the so-called “private placement” exemption from registration which is afforded by Section 4(2) of the 1933 Act (“Section 4(2) securities”). Section 4(2) securities are restricted as to disposition under the Federal securities laws, and generally are sold to institutional investors such as the Fund who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Any such restricted securities will be considered to be illiquid for purposes of the Fund’s limitations on investments in illiquid securities unless, pursuant to procedures adopted by the Board, the Adviser has determined such securities to be liquid because such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

The fair value of these securities will be determined in accordance with Board-approved Pricing Policies and Procedures. Given the inherent uncertainties of estimating fair market value, there can be no assurance that the value placed on a security will be appropriate in terms of how the security may be ultimately valued on the public market. These securities may never be publicly traded and the Fund may not be able to easily liquidate positions in these securities.

If illiquid securities exceed 15% of the Fund’s net assets after the time of purchase, the Fund will take steps to reduce, in an orderly fashion, its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the Adviser may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their prices depreciate. Depreciation in the prices of illiquid securities may cause the net asset value of the Fund to decline.

Hybrid Instruments

The Fund may invest in hybrid instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Investments in a Wholly Owned Subsidiary

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of the Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and recent IRS revenue rulings, as discussed below under “Taxation of Certain Commodity-Linked Instruments.”

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including commodity futures contracts, commodity swaps and options on commodity futures. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund likely will gain exposure to these derivative instruments indirectly by investing in the Subsidiary. When the Sub-Adviser believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market than commodity-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary also will invest in inflation-protected securities and other fixed income instruments, which are intended to serve as collateral for the Subsidiary’s derivatives positions. To the extent that the Fund invests in the Subsidiary, it will be subject to the risks associated with those derivative instruments and other securities, which are discussed in the Prospectus, as if the Fund were investing in those derivative instruments and other securities directly rather than through the Subsidiary.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. The Subsidiary has the same investment objective and is subject to substantially the same investment policies (with respect to the Commodity Futures-Linked Investments portion only) and investment restrictions as the Fund, except that the Subsidiary (unlike the Fund) may invest without limitation in commodity swaps and other commodity-linked derivative instruments. The Subsidiary will also be subject to the same compliance policies and procedures as the Fund. In addition, the Fund wholly owns and controls the Subsidiary, and the Sub-Adviser acts as sub-adviser to the Fund as well as to the Subsidiary.

Money Market Instruments. The Fund may invest in a variety of money market instruments for pending investments, to meet anticipated redemption requests and/or to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Adviser takes temporary defensive positions, including when the Adviser is unable to locate attractive investment opportunities or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing. Money Market Instruments include, but are not limited to, the following instruments. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Fund may purchase commercial paper consisting of issues rated at the time of purchase by one or more appropriate nationally recognized statistical rating organizations (“NRSRO”) (e.g., Standard & Poor’s Corporation and Moody’s Investors Service, Inc.) in one of the two highest rating categories for short-term debt obligations. The Fund may also invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. Certificates of deposit are generally negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $250,000 per depositor per bank. Certificates of deposit and demand and time deposits will be those of domestic banks and savings and loan associations, if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Mortgage-Related Securities. The Fund may, consistent with their investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or issued by nongovernmental entities.

Mortgage-related securities, for purposes of the Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association (“GNMA”) and government-related organizations such as the Federal National Mortgage Association (“FNMA”), as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If the Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the security and lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

The Fund may also invest in mortgage-related securities which are collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans. Mortgage-related securities will be purchased only if rated in the three highest bond rating categories assigned by one or more appropriate NRSROs, or, if unrated, which the Adviser deems to be of comparable quality.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by the GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In September 2008, FNMA and FHLMC were placed into conservatorship overseen by the Federal Housing Finance Agency (“FHFA”). As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Non-investment Grade Securities. The Fund may invest in non-investment grade securities subject to the following, and consistent with its investment objective and principal investment strategies. Such securities include high yield (junk) bonds, convertible bonds, preferred stocks and convertible preferred stocks.

Non-investment grade bonds are debt securities rated Ba or lower by Moody’s or BB or lower by S&P. They generally offer greater returns in the form of higher average yields than investment grade debt securities (rated Baa or higher by Moody’s or BBB or higher by S&P). Non-investment grade debt securities involve greater risks than investment grade debt securities including greater sensitivity to changes in interest rates, the economy, the issuer’s solvency and liquidity in the secondary trading market. See Appendix A for a description of corporate bond ratings.

Yields on non-investment grade debt securities will fluctuate over time. The prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes than investment grade debt securities, but more sensitive to adverse economic changes or individual issuer developments. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to pay principal and interest obligations, meet projected business goals and to obtain additional financing. If the issuer of a debt security held by the Fund defaulted, the Fund might incur additional expenses seeking to recover the issuer’s defaulted obligation. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund’s net asset value. Furthermore, the market prices of non-investment grade debt securities structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and tend to be more volatile than securities that pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. For example, they may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. A high-yielding security’s value will decrease in a rising interest rate market and will result in a corresponding decrease in the value of the Fund’s assets. Unexpected net redemptions may force the Fund to sell securities including, but not limited to, non-investment grade debt securities, without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the rate of return.

To the extent that there is no established secondary market, there may be thin trading of non-investment grade securities, including high yield bonds, convertible bonds, preferred stocks and convertible preferred stocks held by the Fund. This may adversely affect the ability of the Adviser or the Fund’s Board of Trustees to accurately value the Fund’s non-investment grade securities and the Fund’s assets and may also adversely affect the Fund’s ability to dispose of the securities. In the absence of an established secondary market, valuing securities becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. Illiquid or restricted non-investment grade securities purchased by the Fund may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Certain risks are associated with applying ratings as a method for evaluating non-investment grade securities. For example, credit ratings for bonds evaluate the safety of principal and interest payments, not the market value risk of such securities. Credit rating agencies may fail to timely change credit ratings to reflect subsequent events. The Adviser continuously monitors the issuers of non-investment grade debt securities held by the Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the securities’ liquidity. A Fund may be more dependent upon the Adviser’s own analysis of non-investment grade securities than is the case for investment grade securities. Also, the Fund may retain a portfolio security whose rating has been changed if the security otherwise meets the Fund’s investment criteria.

Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to make payments on the security when due. Securities rated non-investment grade are particularly subject to credit risk. These securities are predominantly speculative and are commonly referred to as “junk bonds.” To the extent the Fund purchases or holds convertible or other non-investment grade securities, the Fund may be exposed to greater risk that the issuer will not repay principal, or pay interest or dividends on such securities in a timely manner.

Ratings published by rating agencies seek to measure credit risk (Rating agencies’ descriptions of non-investment grade securities are contained in Appendix A of this SAI). The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower-rated bonds generally pay higher yields to compensate investors for the greater risk.

Interest Rate Risk. Interest rate risk is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. Even though some interest-bearing securities are investments which offer a stable stream of income at relatively high current yield, the prices of such securities are affected by changes in interest rates and are therefore subject to market price fluctuations. The value of fixed income securities varies inversely with changes in market interest rates. When interest rates rise, the value of the Fund’s fixed income securities, and therefore its net asset value per share, generally will decline. In general, the value of fixed-rate debt securities with longer maturities is more sensitive to changes in market interest rates than the value of such securities with shorter maturities. Thus, if the Fund is invested in fixed income securities with longer weighted average maturities, the net asset value of the Fund should be expected to have greater volatility in periods of changing market interest rates.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, may offer a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative, non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. For a description of preferred stock ratings, see Appendix A.

Real Estate Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year. While there are many types of REITs, all REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. The risks of investing in REITs include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

Repurchase Agreements. The Fund may agree to purchase repurchase agreement securities from financial institutions (including clearing firms registered with the SEC that provide comparison, netting and settlement services to their members with respect to repurchase agreement transactions), and the corporate parents or affiliates of such financial institutions or clearing firms, subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Although the underlying securities’ collateral related to a repurchase agreement may bear maturities exceeding one year, the term and settlement for the repurchase agreement security will never be more than one year and normally will be within a shorter period of time (often one business day). Underlying securities’ collateral related to repurchase agreements is held either by the Fund’s custodian or sub-custodian (if any). The seller, under a repurchase agreement, will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund includes the ability of the seller to pay the agreed upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying securities’ collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Fund’s custodian monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. This is done in an effort to determine whether the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

In addition, the Fund may invest in repurchase agreements for pending investments, to meet anticipated redemption requests, to retain the flexibility to respond promptly to changes in market, economic or political conditions and/or when the Adviser takes temporary defensive positions, including when the Adviser is unable to locate attractive investment opportunities or when the Adviser considers market, economic or political conditions to be unfavorable for profitable investing.

Reverse Repurchase Agreements. The Fund may borrow funds by entering into reverse repurchase agreements in accordance with that Fund’s investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

Securities of Other Investment Companies. The Fund may purchase the securities of other investment companies, including foreign and domestic registered and unregistered open-end funds, closed-end funds, unit investment trusts and ETFs if the purchase is in compliance with the 1940 Act, rules thereunder or any exemptive relief in which the Fund may rely. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly in connection with its own operations. If the Fund invests in securities of other investment companies, the return on any such investment will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies’ expenses.) However, the Adviser believes that at times the return and liquidity features of these securities may be more beneficial than other types of securities.

Except as described in the following paragraph, the Fund currently intends to limit investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limitations do not apply to investments in investment companies through a master-feeder type arrangement. In addition, to the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds, including those advised by the Adviser or otherwise affiliated with the Adviser, in excess of the limits discussed above.

With respect to the Fund’s investments in ETFs, pursuant to certain specific exemptive orders issued by the SEC to several ETFs, and procedures approved by the Board, an Equity Fund may invest in certain ETFs in excess of the limits described above, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the applicable SEC exemptive orders, each as may be amended, and any other applicable investment limitations.

Short Sales. The Fund may make short sales of securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. The Fund must borrow the security to deliver to the buyer upon the short sale. The Fund is then obligated to replace the borrowed security by purchasing it at a later date. A short sale provides a possible hedge against the market risk of the value of other investments and protects the Fund in a declining market.

Short sales are subject to the risk that the Fund will incur a loss if the price of a security sold short increases between the date of the short sale and the date the Fund closes the short sale. Any gain on a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Except in the case of short sales “against the box,” the Fund’s market risk is unlimited in that the potential for increase in the market price of the security sold short is unlimited. Short sales “against the box” mean that the Fund owns securities identical to those sold short.

When a short position is closed out, it may result in a short-term capital gain or loss for federal income tax purposes. In a generally rising market, if the Fund maintains short positions in securities rising with the market, the net asset value of the Fund would increase to a lesser extent than if it had not engaged in short sales.

The Adviser may consider short selling when the Adviser finds companies it believes are substantially overpriced. Short selling may also be considered in arbitrage and hedge situations, and short selling might also be used under certain circumstances to defer taxes.

All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account with their custodian. The collateral consists of cash, U.S. government securities or any other liquid securities equal to the market value of the securities at the time of the short sale. The Fund will thereafter maintain, on a daily basis, the collateral to ensure that it is equal to the current market value of the securities sold short.

Stripped Obligations. The Fund may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount from their “face value,” and may include stripped mortgage-backed securities (“SMBS”). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal the Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s per share net asset value.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. A Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

In addition, the Fund may acquire U.S. Government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for Federal tax purposes. The Adviser is unaware of any binding legislative, judicial or administrative authority on this issue.

Swap Agreements. The Fund may enter into credit default swaps, interest rate swaps and currency swaps. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a “notional principal amount,” in return for payments equal to fixed rate multiplied by the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. The credit default swap allows the Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events. The Fund’s use of swaps is subject to the rules and requirements of the CFTC.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield.

A Fund may enter into swaps with members of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser to be creditworthy.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

United States Government Securities. To the extent consistent with their investment objectives, the Fund may invest in a variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and time of issuance. The Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Obligations of certain agencies and instrumentalities, such as GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association (“SLMA”), are supported only by the credit of the instrumentalities. Obligations of the International Bank for Reconstruction and Development (also known as the World Bank) are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

In addition, in September 2008 FNMA and FHLMC were placed into conservatorship overseen by the FHFA. As conservator, FHFA will succeed to the rights, titles, powers and privileges of the company and any stockholder, officer or director of such company with respect to the company and its assets and title to all books, records and assets of the company held by any other custodian or third party. The conservator is then charged with operating the company.

Securities guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or an agency or instrumentality thereof; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. Such participations will therefore be regarded as illiquid. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if it is not obligated to do so by law.

Warrants. The Fund may invest in warrants to participate in an anticipated increase in the market value of the security. A warrant entitles the holder to buy a security at a set price during a set period of time. If such market value increases, the warrant may be exercised and sold at a gain. A loss will be incurred if the market value decreases or if the term of the warrant expires before it is exercised. Warrants convey no rights to dividends or voting.

When-Issued Securities. The Fund may purchase securities on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a “when-issued” basis, the Fund will segregate, in accordance with SEC guidance, cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Fund will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will segregate cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, such Fund’s liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase “when-issued” securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, the Fund’s commitment to purchase “when-issued” or “delayed-delivery” securities will not exceed 25% of the value of its total assets.

When the Fund engages in “when-issued” transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing the opportunity to obtain a price considered to be advantageous. A Fund will engage in “when-issued” delivery transactions only for the purpose of acquiring portfolio securities consistent with such Fund’s investment objectives and policies and not for investment leverage.

Calculation of Portfolio Turnover Rate. The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in investment portfolios from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Except for restriction (2), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction 7, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund (except as otherwise noted below) may not:

(1) Invest 25% of its total assets in the securities of issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. government or any of its agencies or instrumentalities); except that, the Fund will invest at least 25% of its total assets in the securities of issuers in the infrastructure industry or group of industries.

(2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).

(3) Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

For purposes of restriction (1), the Fund will use the Global Industry Classification System (GICS). The Fund’s grouping of the energy, utilities and transportation industry groups under the term “infrastructure” is a fundamental policy of the Fund, and may not be amended without approval of shareholders. The Fund’s use of GICS, however, is not a fundamental policy of the Fund, and the Fund may use other classification titles, standards and systems from time to time (for example, in the event of a publisher’s changes to a classification system that are beyond the Fund’s control).

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed at any time by the Board of Trustees without shareholder approval. The Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for Financial Investors Trust (the “Trust”) on behalf of the Fund (the “Fund”) may be disclosed to Third Parties (which may include the public) and Service Providers. No data about the Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Fund.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board will periodically review the list of entities that have received, other than through public channels, Portfolio Holdings data, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street Bank & Trust (Custodian)	Daily	None	Daily	Daily
RREEF America LLC (Sub-Adviser)	Daily	None	Daily	Daily
CoreCommodity Management LLC (Sub-Adviser)	Daily	None	Daily	Daily
Deloitte and Touche LLP (Accountant)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed
FactSet Research Systems Inc.	Daily	None	Daily	Daily

Only officers of the Fund and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub-adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Fund and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser or sub-adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser or sub-adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the applicable Fund’s investment adviser’s or the sub-adviser’s Chief Compliance Officer (or persons designated by the investment adviser’s or sub-adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Fund’s investment adviser or sub-adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser or sub-adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

Except as set forth in this Policy, the full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the U.S. Securities and Exchange Commission (“SEC”) as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

¡	Disclosures that are required by law
¡	Disclosures necessary for Service Providers (defined above);
¡	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
¡	Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting, or other transactions in portfolio securities;
¡	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants, or counsel;
¡	Disclosures to the adviser or sub-adviser of the Fund of compiled data concerning accounts managed by the particular adviser or sub-adviser; or
¡

Any portfolio holdings that precede a full public disclosure (e.g., portfolio holdings that are dated prior to the most recent quarterly disclosure) are not considered to be sensitive, proprietary information of the Fund, and therefore are not subject to the aforementioned disclosure policies.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or a Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser or a Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser or Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser (or Sub-Adviser) places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser (or Sub-Adviser) places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives brokerage and research products and services from many broker-dealers with which the Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the adviser receives such services even though the receipt of such services relieves the adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the adviser’s other clients, although not all of these services may be necessarily useful and of value to the adviser in managing the Fund. Conversely, brokerage and research products and services provided to the adviser by broker-dealers in connection with trades executed on behalf of other clients of the adviser may be useful to the adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser (or Sub-Adviser) may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the adviser where, in the judgment of the adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary”

commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into three share classes – Class A, Class C and Class I shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class C (Sales Charge)	Class I (Sales Charge)
Less than $50,000	5.50%	None**	None
$50,000 but less than $100,000	4.50%	None**	None
$100,000 but less than $250,000	3.50%	None**	None
$250,000 but less than $500,000	2.50%	None**	None
$500,000 but less than $1 million	2.00%	None**	None
$1 million or greater	0.00%*	None**	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 18 months after a purchase in excess of $1 million.

** A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Class C shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class C shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Class C Shares

APSD may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Other Information

The minimum initial investments in the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

Class A, Class C and Class I Shares

If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS/Red Rocks Listed Private Equity Fund	RiverFront Global Allocation Fund
ALPS/WMC Disciplined Value Fund	RiverFront Dynamic Equity Income Fund
Clough China Fund	RiverFront Moderate Growth & Income Fund
ALPS/CoreCommodity Management CompleteCommoditiesSM Strategy Fund	RiverFront Conservative Income Builder Fund
RiverFront Global Growth Fund	ALPS/Kotak India Growth Fund
ALPS/Alerian MLP Infrastructure Index Fund

All Classes

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction for U.S. federal income tax purposes.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $1 million may be charged a CDSC of 1% if those shares are redeemed within 18 months of initial purchase and any Class C share purchases may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

—

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

—

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 866.759.5679. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Rule 12b-1 Plans

As described in the Prospectus, the Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow the Fund to use Class A and/or Class C assets to pay fees in connection with the distribution and marketing of Class A or Class C shares and/or the provision of shareholder services to Class A or Class C shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A and 0.75% of the Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of the Fund’s Class A and Class C assets on an ongoing basis, over time they will increase the cost of an investment in Class A and Class C shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to APSD for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. APSD is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although APSD may, pursuant to a written agreement between APSD and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. APSD is entitled to retain some or all fees payable under the Plan in certain circumstances (which may exceed actual expenses incurred), including when there is no broker of record or when certain qualification standards have not been met by the broker of record. The

Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

Shareholder Services Plan for Class C Shares

The Fund has adopted a shareholder services plan (a “Class C Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Class C Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Shareholder Services Plan for Class A Shares

The Fund has adopted a shareholder services plan (a “Class A Shareholder Services Plan”) with respect to the Fund’s Class A shares. Under the Class A Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board. The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Advisers, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser, Sub-Advisers and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years
Mary K. Anstine, age 73	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	56	Ms. Anstine is a Trustee of ALPS ETF Trust (19 funds); ALPS Variable Investment Trust (7 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 83	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	30	None.

Jeremy W. Deems, age 37	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	56	Mr. Deems is a Trustee of ALPS ETF Trust (19 funds); ALPS Variable Investment Trust (7 funds) and Reaves Utility Income Fund (1 fund).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years
Jerry G. Rutledge, age 69	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	31	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund), Clough Global Opportunities Fund (1 fund) and Principal Real Estate Income Fund (1 fund).

Michael “Ross” Shell , age 43	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO* of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	30	None.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee

Edmund J. Burke, age 52	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.	32	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, age 40	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of BPV Family of Funds and ALPS Series Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; Assistant Treasurer of Tilson Funds; and Chief Financial Officer of The Arbitrage Funds.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
David T. Buhler, age 41	Secretary	Mr. Buhler was elected Secretary of the Trust at the September 11, 2012 meeting of the Board of Trustees.	Mr. Buhler joined ALPS in June 2010, and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and APSD. Prior to joining ALPS, Mr. Buhler served as Associate General Counsel and Assistant Secretary of Founders Asset Management LLC from 2006 to 2009. Because of his position with ALPS, Mr. Buhler is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buhler is also the Secretary of ALPS Variable Investment Trust and Westcore Trust.

Ted Uhl, age 37	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Clough Global Funds, Reaves Utility Income Fund, Drexel Hamilton Funds and Transparent Value Trust.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected

***Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

**** The Fund Complex includes all series of the Trust (currently 30) and any other investment companies for which ALPS Advisors, RREEF or CoreCommodity provide investment advisory services (currently 24 funds, 0 funds, and 0 funds, respectively).

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

John R. Moran, Jr.

Mr. Moran has been an Independent Trustee of the Trust since March 21, 1997, and lead Independent Trustee since 2010. Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, and accounting experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc. and ALPS Portfolio Solutions Distributor, Inc., the Fund’s principal underwriter. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser, any of the Sub-Advisers or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. Mr. Moran serves as a lead Independent Trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser (or a Sub-Adviser), the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, (or a Sub-Adviser) reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser, a Sub-Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, a Sub-Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran, Rutledge and Shell. The Audit Committee met twice during the fiscal year ended April 30, 2013.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended April 30, 2013.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2012, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Edmund J. Burke	None	None

As of December 31, 2012, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None

Jeremy W. Deems	None	None

John R. Moran, Jr.	None	None

Jerry G. Rutledge	None	None

Michael “Ross” Shell	None	None

Remuneration of Trustees. Effective September 1, 2011, the Independent Trustees of the Trust receive a quarterly retainer of $6,000, plus $2,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended October 31, 2013, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*

Mary K. Anstine	$32,000	$0	$0	$32,000

Jeremy W. Deems	$32,000	$0	$0	$32,000

John R. Moran, Jr.	$32,000	$0	$0	$32,000

Jerry G. Rutledge	$32,000	$0	$0	$32,000

Michael “Ross” Shell	$32,000	$0	$0	$32,000

* The Fund Complex includes all series of the Trust, currently 29, and any other investment companies for which ALPS Advisors, RREEF or CoreCommodity provide investment advisory services, currently 24 funds, 0 funds and 0 funds.

No officer, trustee or employee of the Adviser, a Sub-Adviser or any of their affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGERS

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $54.7 billion and distribution services to funds with assets of more than $221 billion.

RREEF America LLC (“RREEF” or a “Sub-adviser”) will serve as sub-adviser to the Fund with respect to the Global Infrastructure Strategy. RREEF is an indirect, wholly owned subsidiary of Deutsche Bank AG and a registered investment adviser. RREEF is located at 222 S. Riverside Plaza, Floor 24, Chicago, IL 60606. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. RREEF has provided real estate investment management services to institutional investors since 1975 across a diversified portfolio of industrial properties, office buildings, residential apartments and shopping centers. RREEF has also been an investment advisor of real estate securities since 1993.

CoreCommodity Management, LLC (“CoreCommodity” or a “Sub-adviser”) will serve as sub-adviser to the Fund with respect to the Commodity Strategy. CoreCommodity is an investment adviser registered under the Investment Advisers Act of 1940 engaged in the business of providing investment management and portfolio management services to investment funds and managed accounts. CoreCommodity’s address is The Metro Center, One Station Place, Three South, Stamford, Connecticut 06902.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.80% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. Pursuant to an Investment Sub-advisory Agreement with RREEF (the “RREEF Sub-Advisory Agreement”), the Adviser pays RREEF an annual sub-advisory management fee of 0.55% based on the Fund’s average daily net assets allocated to RREEF. Pursuant to an Investment Sub-advisory Agreement with CoreCommodity (the “CoreCommodity Sub-Advisory Agreement”), the Adviser pays CoreCommodity an annual sub-advisory management fee of 0.65% based on the Fund’s average daily net assets allocated to CoreCommodity. Each sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-advisers out of the management fee the Adviser receives from the Fund.

The Adviser has contractually agreed to waive the management fee and/or reimburse expenses to the extent the Fund’s Total Annual Operating Fund Expenses (exclusive of Distribution and Service (12b-1) Fees, Shareholder Services Fees, acquired fund fees and expenses (if any), brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.00% through February 28, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such fees and expenses more than three years after the end of the fiscal year in which the fee and expense was waived or reimbursed. This agreement may only be terminated during the period by the Board of the Trust.

The initial term of the Advisory Agreement and each Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and a Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and the Sub-Advisory Agreements will be provided in the Fund’s annual report to shareholders for the period ended April 30, 2014.

The Subsidiary has entered into separate advisory and sub-advisory agreements with ALPS Advisors, Inc. and CoreCommodity Management, LLC respectively for the management of the Subsidiary’s portfolio. Pursuant to these agreements the Subsidiary is obligated to pay the Adviser a Subsidiary management fee at the same rate that the Fund pays the Adviser, and the Adviser is obligated to pay CoreCommodity a Subsidiary management fee at the same rate it pays CoreCommodity for services rendered to the Fund. The Adviser has agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by the Subsidiary. CoreCommodity has agreed to waive the sub-advisory fee it receives from the Adviser in an amount equal to the Subsidiary management fee paid to it by the Adviser. The Adviser may not recoup in later periods any management fees waived from the Fund to the extent they have been waived in connection with management fees received from the Subsidiary. These waivers may not be terminated without the consent of the Board of the Fund.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Portfolio Solutions Distributor, Inc. (an affiliate of ALPS, defined below, and the Adviser) (“APSD” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Fund, the Adviser, each Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (an affiliate of APSD and the Adviser) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser or a Sub-Adviser, the Board has approved delegating proxy voting discretion to the Adviser and, as applicable, the Sub-Advisers, believing that the Adviser and Sub-Advisers should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is a summary of the guidelines and procedures that the Adviser (or a Sub-Advisers, as applicable) uses to determine how to vote proxies relating to portfolio securities, including the procedures that the adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the adviser or any affiliated person of the Fund or the adviser, on the other. This summary of the guidelines gives a general indication as to how the adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 866.759.5679 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Because the Fund is new as of the date of this SAI, there were no principal shareholders or control persons of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund.

Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2013, for the portfolio managers of the Fund, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Type of Account	Number of Accounts	Assets (in millions)	Number of Accounts with Performance Based Fees	Assets (in millions) of Accounts with Performance Based Fees
Michael Akins (Portfolio Manager)	Registered Investment Company	18	$7,870	0	$0
	Other Pooled Investment Vehicles	0	0	0	$0
	Other Accounts	0	0	0	$0
Francis Greywitt (Portfolio Manager)	Registered Investment Company	2	$2,330	0	$0
	Other Pooled Investment Vehicles	2	$5,571	0	$0
	Other Accounts	1	$30	0	$0
Manoj H. Patel (Portfolio Manager)	Registered Investment Company	2	$2,330	0	$0
	Other Pooled Investment Vehicles	2	$5,571	0	$0
	Other Accounts	1	$30	0	$0
Robert B. Hyman (Portfolio Manager)	Registered Investment Company	1	$326	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Satch Chada (Portfolio Manager)	Registered Investment Company	1	$326	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Portfolio Manager Compensation

The ALPS Advisors, Inc. portfolio manager who is responsible for the day-to-day management of the Fund is paid a base salary, plus a discretionary bonus. The bonus is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus is discretionary and is not based specifically on portfolio performance.

CoreCommodity compensates its professional level employees, including its portfolio managers, in a manner that is designed to pay competitive compensation and reward performance, integrity and teamwork. The compensation of portfolio managers consists of a base salary and a bonus, and also may include equity-based compensation. Certain employees of CoreCommodity, including portfolio managers, may elect to defer compensation through the deferred compensation plan.

RREEF portfolio managers are typically paid on a total compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable compensation, which is linked to investment performance, individual contribution, and the overall financial results of both RREEF/Deutsche Asset & Wealth Management and Deutsche Bank AG. Variable compensation can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards. Additionally, to better align the interests of investors and portfolio managers, a portion of the long-term variable compensation that portfolio managers receive will be designated for investment in shares of the funds they manage. Variable compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and total compensation level increase. The proportion of variable compensation delivered via a long-term incentive award, which is subject to clawback, increases significantly as the amount of variable compensation increases. All variable compensation delivered via long-term incentive award is subject to clawback.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as may be the case for the portfolio managers listed in the table above.

The Adviser, Sub-Advisers and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser, Sub-Advisers and the individuals that they employ. For example, the Adviser and Sub-Advisers seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser and Sub-Advisers have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser, Sub-Advisers and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser, the Sub-Advisers or their affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser, Sub-Adviser or affiliates thereof.

Securities Ownership of the Portfolio Manager. Because the Fund is newly organized, the portfolio managers do not own shares of the Fund.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 calendar days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

Set forth below is a summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of Shares. It is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, including the following information which also supplements and should be read in conjunction with the section in the Prospectus entitled “Federal Income Taxation.”

This summary assumes that the Fund shareholder holds Fund Shares as capital assets within the meaning of the Code, and does not hold Fund Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Fund Shares, to Fund shareholders holding Fund Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in Fund Shares.

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets are invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships; and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying a Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special tax treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that, is any net long-term capital gains in excess of the sum of net short-term capital losses and certain capital loss carryovers from prior years) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and to distribute all of its capital gains dividends in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year

A regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. The Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends,” a designation which the Funds generally do not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The maximum long-term capital gain rate applicable to individuals is currently 20%.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Master Limited Partnerships (“MLPs”)

The Fund invests a portion of its assets in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income in computing its taxable income, regardless of the extent (if any) to which the MLPs make distributions. Based upon the Adviser’s review of the historic results of the types of MLPs in which the Fund invests, the Adviser expects that the cash flow received by the fund with respect to its MLP investments will generally exceed the taxable income allocated to the Fund (and this excess generally will not be currently taxable to the Fund but, rather, will result in a reduction of the Fund’s adjusted tax basis in each MLP as described in the following paragraph). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. There is no assurance that the Adviser’s expectation regarding the tax character of MLP distributions to the Fund will be realized.

If the amount of a distribution exceeds the Fund’s current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes first as a tax-free return of capital to the extent of the shareholder’s adjusted tax basis in the Fund’s shares, and thereafter as capital gain. Any such gain will be long-term capital gain if the shareholder has held the applicable Shares of the Fund for more than one year. In determining the amount of gain that results from distributions in excess of your in your Shares, it is uncertain whether you are entitled to recover your aggregate stock basis before reporting any gain. If the gain or loss on the distribution must be computed on a share-by-share basis, you may recognize gain on low-basis shares, even though your basis in other shares has not been fully recovered. Distributions reinvested in additional shares of the Fund may nevertheless be taxable dividends to shareholders acquiring such additional Shares.

A portion of the Fund’s distributions are expected to consist of a return of capital rather than a distribution of profits. Shareholders in the Fund should not assume that the source of the distributions is from net profits of the Fund.

Non-U.S. Taxes

A Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consist of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

If the Fund qualifies as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above-described 50% requirement. For this purpose, the term “qualified funds of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50 %of the value of its total assets is represented by interests in other regulated investment companies. The Fund makes no assurances as to either the availability of any election discussed in this section or its willingness to make any such election.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S. currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders of the Fund. Certain of such Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities, including transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for U.S. Federal income tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Taxation of Certain Commodity-Linked Instruments

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a fund derives at least 90% of its gross income from certain qualifying sources of income. The IRS issued a revenue ruling which concludes that income and gain from certain commodity-linked swaps and commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments.

However, in a subsequent revenue ruling, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other tax payers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary.

A private letter ruling is binding upon the IRS only for the taxpayer that receives it, and by law cannot be used or cited as precedent. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes and the Subsidiary as qualifying income. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. In addition, the IRS has announced that it has suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Subsidiary.

If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes or from the Fund’s investment in the Subsidiary does not constitute qualifying income, and if such positions were upheld, the Fund’s ability to qualify as a regulated investment company may be adversely affected, and the Fund may be required to reduce its exposure to such commodity-linked investments, which might result in difficulty in implementing its investment strategy. If the Fund does not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes, penalties and interest and make substantial distributions.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate was 28% for amounts paid through 2012. Under current law, the backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, the Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, the Fund will use its default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and which are sold on and after that date.

You should consult with your tax adviser regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Surtax on Net Investment Income

A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income for such year, subject to certain modifications, in excess of $200,000 ($250,000 for a joint return or a surviving spouse, and $125,000 for a shareholder who is married and filing separately). Net investment income includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes ordinary income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income. Holders of our common stock should consult their tax advisors regarding the effect, if any, of this legislation on their ownership and disposition of our common stock.

Foreign Accounts

The Foreign Account Tax Compliance Act will impose a 30% withholding tax on dividends received from the Fund, capital gain distributions and the payments of gross proceeds from a sale or other disposition of shares (including redemption proceeds) with respect to shares of the Fund paid, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. If the payee is a foreign financial institution, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements. In certain circumstances, an account holder may be eligible for refunds or credits of such taxes. The Fund will not pay any additional amounts to a shareholder with respect to any amounts withheld under such legislation.

Under current administrative guidance, the withholding obligations described above will apply to payments of dividends on shares made on or after July 1, 2014, and to capital gains distributions and payments of gross proceeds from a sale or other disposition of shares (including redemptions) on or after January 1, 2017.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax (or to qualify for a reduced rate of withholding provided by a treaty).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of thirty separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. State Street Bank & Trust Co. (the “Custodian”), located at 225 Franklin Street, Boston, MA, 02171 serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of APSD and the Adviser.

Index Provider. Alerian is the index provider for the Fund (“Index Provider”). Alerian is an independent company that provides objective market information, and is a leader of MLP-market intelligence, providing benchmarks, data sets, and analytics that are used extensively by a range of stakeholders such as investment banks, stock exchanges, investment professionals and consultants, and Master Limited Partnerships. The company started its business of developing and maintaining financial indexes, including the Index, on June 1, 2006. Alerian has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of the Index for the operation of the Fund. The Adviser pays licensing fees to Alerian from the Adviser’s management fees or other resources.

Alerian uses a rules-based methodology (the “Index Methodology”) to construct and maintain the Index. The Index and the Index Methodology, including a list of the component securities of the Index, can be found on the Index Provider’s website at www.alerian.com.

License Agreement and Disclaimers. The information contained herein regarding the Index was provided by the Index Provider.

Shares of the Fund are not sponsored, endorsed, sold, or promoted by Alerian. Alerian makes no representation or warranty, express or implied, to the owners of the Shares of the Fund or any member of the public regarding the advisability of trading in the product(s). Alerian has no obligation to take the needs of ALPS Advisors (in its capacity as licensee of the Index, the “Licensee”) or the owners of the Shares of the Fund into consideration in determining, composing or calculating the Index. Alerian is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be listed or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. Alerian has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

Alerian does not guarantee the accuracy and/or the completeness of the Index or any data included therein and Alerian shall have no liability for any errors, omissions, or interruptions therein. Alerian makes no warranty, express or implied, as to results to be obtained by the Licensee, owners of the Shares of the Fund, or any other person or entity from the use of the Index or any data included therein. Alerian makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, without limiting any of the foregoing, in no event shall Alerian have any liability for any lost profits or indirect, punitive, special or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Alerian and Licensee.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”), 555 17th Street, Suite 3600, Denver, CO 80202 serves as the Trust’s independent registered public accounting firm. Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund has not commenced investment operations. When available, you can obtain copies of the Fund’s Annual Report and Semi-Annual Report at no charge by writing or telephoning the Fund at the address or number on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term

‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

—	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

—	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

—	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS Advisors, Inc.

Proxy Voting Policy, Procedures and Guidelines

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

i)	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

ii)

iii)	ALPS Advisors, Inc. (“AAI”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

•	the matter to be voted on has critical significance to the potential value of the security in question;

•	the security represents a significant holding and whether the security is considered a long-term holding; and
•	AAI believes it can recall the security in time to cast the vote.

ii.	Proxies will usually not be voted in cases where AAI deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on. Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

I. PROXY COMMITTEE

AAI has established a Proxy Committee whose standing members include Chief Compliance Officer, Deputy Chief Compliance Officer, Chief Investment Officer, Vice President, and Senior Vice President and Director of Index Management & Product Oversight. These members participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

III.    PROXY VOTING GUIDELINES

A. AAI’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

IV. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

3.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

4.	AAI will complete a Vote Authorization Registration with ISS for any new client which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

5.	ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

6.	Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A and anytime there is a material change to these guidelines.

—	If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

7.	Each time that ISS sends AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

8.	ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

V. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VI. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VII. MONITORING

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of fund’s N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

VIII. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in AAI’s Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period. It is AAI’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, AAI will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

—	The name of the issuer of the security;

—	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

—	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

—	The shareholder meeting date;

—	A brief identification of the matter voted on;

—	Whether the matter was proposed by the issuer or by a security holder;

—	Whether the company cast its vote on the matter;

—	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

—	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

—	Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);
—	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;
—	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and
—	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: October 28, 2013

Appendix A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created guidelines to cover the following markets: U.S., Canada, Europe, United Kingdom, and International. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at http://www.issgovernance.com/policy.

Appendix B

Conflicts of Interest Disclosure Form

ALPS ADVISORS, INC.

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:
2. Date of Meeting:
3. Referral Item(s):
4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•	To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•	To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

CoreCommodity Management, LLC Proxy Voting Policies and Procedures

CoreCommodity Management, LLC (“CoreCommodity”) may be responsible for voting on shareholder proxies and may do so only in accordance with the following Proxy Voting Procedures, in the best interest of a client and as agreed to by the advisory client.

General Guidelines

CoreCommodity relies on Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group, to research, vote and record all proxy ballots for Accounts over which CoreCommodity has proxy voting authority. CoreCommodity has adopted the ISS U.S. Proxy Voting Guidelines, as may be amended from time to time, a copy of which is available at http://www.issgovernance.com/files/ISS2011USPolicySummaryGuidelines20110127.pdf . In voting proxies, CoreCommodity is guided by general fiduciary principles. CoreCommodity’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. CoreCommodity attempts to consider all aspects of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value. CoreCommodity does not necessarily have an obligation to vote every proxy; for example CoreCommodity may forego voting proxies if the Account no longer holds the position at the time of the vote, or the cost of voting (such as in the case of a vote regarding a foreign issuer that requires being physically present to vote) outweighs the anticipated benefit to the Account. CoreCommodity only votes the proxies delivered to it from custodians and generally does not vote proxies for shares that are out on loan to third parties, and generally will not seek to recall such shares in order to vote them.

How CoreCommodity Votes

CoreCommodity votes proxies in accordance with the ISS recommendations, and has informed ISS to vote in accordance with these recommendations unless otherwise specified by CoreCommodity. A portfolio manager may request that shares under his management be voted differently from the ISS recommendations, if he believes that such a vote would be in the best interest of the client(s). Such vote requests will be subject to the conflict of interest review described below.

Conflicts Of Interest

In furtherance of CoreCommodity’s goal to vote proxies in the best interests of clients, CoreCommodity follows procedures designed to identify and address material conflicts that may arise between CoreCommodity’s interests and those of its clients before voting proxies on behalf of such clients. Only votes which are not in accordance with the ISS recommendations are subject to these conflicts of interest procedures.

Procedures for Identifying Conflicts of Interest

CoreCommodity relies on the following to seek to identify conflicts of interest:

•

CoreCommodity Associated Persons are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CoreCommodity with respect to voting proxies on behalf of client accounts both as a result of a CoreCommodity Associated Person’s personal relationships and due to special circumstances that may arise during the conduct of CoreCommodity’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CoreCommodity’s Compliance Officer.

•

CoreCommodity is deemed to have a material conflict of interest in voting proxies relating to issuers that are clients of CoreCommodity and that have historically accounted for or are projected to account for a material percentage of CoreCommodity’s annual revenues.

•

CoreCommodity shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described below.

Procedures for Assessing Conflicts of Interest and for Addressing Material Conflicts of Interest

All conflicts of interest identified pursuant to the procedures outlined above must be brought to the attention of the Compliance Officer for resolution. The Compliance Officer will work with appropriate CoreCommodity personnel to determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence CoreCommodity’s decision-making in voting the proxy. A conflict of interest shall be deemed material in the event that the issuer that is the subject of the proxy has a client relationship with CoreCommodity of the type described above. All other materiality determinations will be based on an assessment of the particular facts and circumstances. The Compliance Officer shall maintain a written record of all materiality determinations.

If it is determined that a conflict of interest is not material, CoreCommodity may vote proxies notwithstanding the existence of the conflict.

If it is determined that a conflict of interest is material, the Compliance Officer will work with appropriate CoreCommodity personnel to agree upon a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to clients and obtaining their consent before voting;

•	suggesting to clients that they engage another party to vote the proxy on their behalf; or

•	such other method as is deemed appropriate under the circumstances given the nature of the conflict.

Record Keeping And Oversight

CoreCommodity shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by CoreCommodity that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how CoreCommodity voted proxies on behalf of the client, and a copy of any written response by CoreCommodity to any (written or oral) client request for information on how CoreCommodity voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in CoreCommodity’s office.

In lieu of keeping copies of proxy statements, CoreCommodity may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Monitoring

These Proxy Voting Policies and Procedures will be reviewed on a periodic basis.

Deutsche Bank Compliance

.

The information contained herein is the property of Deutsche Bank Group and may not be copied, used or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording or otherwise) outside of Deutsche Bank Group without prior written permission.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

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Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

I.	INTRODUCTION

AWM has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices. Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AWM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”). These guidelines were developed to provide AWM with a comprehensive list of recommendations that represent how AWM will generally vote proxies for its clients. The recommendations derived from the application of these guidelines are not intended to influence the various AWM legal entities either directly or indirectly by parent or affiliated companies. In addition, the organizational structures and documents of the various AWM legal entities allows, where necessary or appropriate, the execution by individual AWM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company. This applies in particular to non U.S. fund management companies. The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AWM legal entities.

II.	AWM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AWM’s advisory clients.1 As such, AWM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients. AWM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist. ISS votes AWM’s advisory clients’ proxies in accordance with AWM’s proxy guidelines or AWM’s specific instructions. Where a client has given specific instructions as to how a proxy should be voted, AWM will notify ISS to carry out those instructions. Where no specific instruction exists, AWM will follow the procedures in voting the proxies set forth in this document. Certain Taft-Hartley clients may direct AWM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AWM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.	POLICIES

1.	Proxy voting activities are conducted in the best economic interest of clients

AWM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AWM in good faith after appropriate review.

2.	The Global Proxy Voting Sub-Committee

[1]	For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AWM’s Investment Risk Oversight Committee pursuant to a written charter. The GPVSC is responsible for overseeing AWM’s proxy voting activities, including:

(i)

adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AWM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)

voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AWM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AWM’s Proxy Vendor Oversight, a function of AWM’s Operations Group, is responsible for coordinating with ISS to administer AWM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.	Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AWM’s discretion. Clients may also obtain information on how their proxies were voted by AWM as required by law and otherwise at AWM’s discretion; however, AWM must not selectively disclose its investment company clients’ proxy voting records. The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request. The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.	PROCEDURES

The key aspects of AWM’s proxy voting process are as follows:

1.	The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters. The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AWM’s clients and, in any event, at least annually. The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients. Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change. If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible. Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor. Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. Further, the manner in which AWM votes investment company proxies may differ from proposals for which an AWM-advised or sponsored investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure. In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes. Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.	Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.	Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies. If the conditions below are met with regard to a proxy proposal, AWM will abstain from voting:

¡	Neither the Guidelines nor specific client instructions cover an issue;

¡	ISS does not make a recommendation on the issue;

¡

The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

[2]	The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair. AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

In addition, it is AWM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity. In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so. For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis. Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities. Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted. The reasons for not voting any proxy shall be documented.

4.	Conflict of Interest Procedures

A.	Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle. In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AWM’s clients.4

Independence of the GPVSC. As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank. Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AWM. As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”). Their compensation cannot be based upon their contribution to any business activity outside of AWM without prior approval of Legal and Compliance. They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance. They furthermore may not discuss proxy votes with any person outside of AWM (and within AWM only on a need to know basis).

Conflict Review Procedures. There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AWM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC. Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee. The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AWM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest. For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue. GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews. To the extent that a conflicts review cannot be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

[3]	As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.
[4]	The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote. Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AWM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client regarding the vote at issue. In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions. If the Conflicts of Interest Management Sub-Committee determines that (i) AWM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AWM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected clients, or (ii) in accordance with the standard guidelines. If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note: Any AWM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance. Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC. At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client, has: (i) requested that AWM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner; (ii) attempted to influence AWM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report. If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AWM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients. These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Duty to Report. Any AWM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AWM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AWM advisory client to influence, how AWM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee. In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members. The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote. The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.	Investment Companies and Affiliated Public Companies

Investment Companies. As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AWM to vote differently on a specific proxy or specific categories of proxies. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, AWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.	Other Procedures That Limit Conflicts of Interest

AWM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including but not limited to:

•	Code of Business Conduct and Ethics - DB Group;

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

•	Conflicts of Interest Policy - DB Group;
•	Information Sharing Procedures – AWM;
•	Code of Ethics - AWM; and
•	Code of Professional Conduct - US.

The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.	RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

¡	AWM will maintain a record of each vote cast by AWM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

¡	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

¡

AWM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

¡

The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

¡

With respect to AWM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30. AWM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Note: This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable Records Management Policy - US.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up. At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AWM office.

VI.	THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended February 2013

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Table of contents

I	Board Of Directors And Executives

A Election Of Directors

B Classified Boards Of Directors

C Board And Committee Independence

D Liability And Indemnification Of Directors

E Qualifications Of Directors

F Removal Of Directors And Filling Of Vacancies

G Proposals To Fix The Size Of The Board

H Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J Proposals to Establish Audit Committees

II	Capital Structure

A Authorization Of Additional Shares

B Authorization Of “Blank Check” Preferred Stock

C Stock Splits/Reverse Stock Splits

D Dual Class/Supervoting Stock

E Large Block Issuance

F Recapitalization Into A Single Class Of Stock

G Share Repurchases

H Reductions In Par Value

III	Corporate Governance Issues

A Confidential Voting

B Cumulative Voting

C Supermajority Voting Requirements

D Shareholder Right To Vote

IV	Compensation

A Establishment of a Remuneration Committee

B Executive And Director Stock Option Plans

C Employee Stock Option/Purchase Plans

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

D Golden Parachutes

E Proposals To Limit Benefits Or Executive Compensation

F Option Expensing

G Management board election and motion

H Remuneration (variable pay)

I Long-term incentive plans

J Shareholder Proposals Concerning “Pay For Superior Performance”

K Executive Compesation Advisory

L Advisory Votes on Executive Compensation

M Frequency of Advisory Vote on Executive Compensation

V	Anti-Takeover Related Issues

A Shareholder Rights Plans (“Poison Pills”)

B Reincorporation

C Fair-Price Proposals

D Exemption From State Takeover Laws

E Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Environmental, Social & Governance Issues

A Principles for Responsible Investment (“PRI”)

B ESG Issues

C Labor & Human Rights

D Diversity & Equality

E Health & Safety

F Government/Military

G Tobacco

VIII	Miscellaneous Items

A Ratification Of Auditors

B Limitation Of Non-Audit Services Provided By Independent Auditor

C Audit Firm Rotation

D Transaction Of Other Business

E Motions To Adjourn The Meeting

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

F Bundled Proposals

G Change Of Company Name

H Proposals Related To The Annual Meeting

I Reimbursement Of Expenses Incurred From Candidate Nomination

J Investment Company Proxies

K International Proxy Voting

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

These Guidelines may reflect a voting position that differs from the actual practices of the public company (ies) within the Deutsche Bank organization or of the investment companies for which AWM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies. As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.	Board of Directors and Executives

A.	Election of Directors

Routine: AWM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AWM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AWM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.	Classified Boards of Directors

AWM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.	Board and Committee Independence

AWM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company’s compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders’ interests are adequately represented. However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as ‘independent’ unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not “independent” will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.	Liability and Indemnification of Directors

AWM policy is to vote “for” management proposals to limit directors’ liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors’ liability would effect shareholders’ interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.	Qualifications of Directors

AWM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.	Removal of Directors and Filling of Vacancies

AWM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause. Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders’ ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

G.	Proposals to Fix the Size of the Board

AWM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AWM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale: Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.	Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AWM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale: We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note: A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.	Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AWM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

II.	Capital Structure

A.	Authorization of Additional Shares (For U.S. Securities)

AWM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.	Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AWM policy is to vote:

1.

“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.	Stock Splits/Reverse Stock Splits

AWM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders’ best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.	Dual Class/Supervoting Stock

AWM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

E.	Large Block Issuance (For U.S. Securities)

AWM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Additionally, AWM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.	Recapitalization into a Single Class of Stock

AWM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/or management if there is no adverse effect on shareholders.

G.	Share Repurchases

AWM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.	Reductions in Par Value

AWM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.	Corporate Governance Issues

A.	Confidential Voting

AWM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders. This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

B.	Cumulative Voting (For U.S. Securities)

AWM policy is to vote “against” shareholder proposals requesting cumulative voting and “for“management proposals to eliminate it. The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.	Supermajority Voting Requirements

AWM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.	Shareholder Right to Vote

AWM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

IV.	Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval. These plans typically award cash to executives based on company performance. Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive. If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.	Establishment of a Remuneration Committee (For FFT Securities)

AWM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale: Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay. It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.	Executive and Director Stock Option Plans

AWM policy is to vote “for” stock option plans that meet the following criteria:

(1)

The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)

The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AWM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AWM will support proposals to eliminate the payment of outside director pensions.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders’ voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.	Employee Stock Option/Purchase Plans

AWM policy is to vote for employee stock purchase plans (ESPP’s) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AWM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.	Golden Parachutes

AWM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AWM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.	Proposals to Limit Benefits or Executive Compensation

AWM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.	Option Expensing

AWM policy is to support proposals requesting companies to expense stock options.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AWM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.	Management board election and motion (For FFT Securities)

AWM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale: Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.	Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AWM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale: Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimise long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AWM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale: It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

I.	Long-term incentive plans (For FFT Securities)

AWM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.	Shareholder Proposals Concerning “Pay for Superior Performance”

AWM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AWM’s Proxy Policies and Procedures.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive compensation practices on a case by case basis. If, after a review of the ISS metrics, AWM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.	Executive Compensation Advisory

AWM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AWM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

L.	Advisory Votes on Executive Compensation

AWM policy is to evaluate Executive Compensation proposals on a case-by-case basis, where locally defined this may be done by incorporating the recommendation of an independent third party proxy research firm. AWM will oppose Advisory Votes on Executive Compensation if:

•	There is a significant misalignment between CEO pay and company performance;
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Rationale: While AWM agrees that compensation issues are better left to the discretion of management, they appreciate the need to take action on this nonbinding proposal if excessive compensation practices exist.

M.	Frequency of Advisory Vote on Executive Compensation

AWM policy is to vote “for” annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Rationale: AWM believes that annual advisory vote gives shareholders the opportunity to express any compensation concerns to the Executive Compensation proposal which is an advisory voting.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

V.	Anti-Takeover Related Issues

A.	Shareholder Rights Plans (“Poison Pills”)

AWM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.	Reincorporation

AWM policy is to examine reincorporation proposals on a case-by-case basis. The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.	Fair-Price Proposals

AWM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company’s shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.	Exemption from state takeover laws

AWM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

E.	Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AWM’s stated purpose of acting in its client’s best economic interest.

VI.	Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AWM’s Policies and Procedures.

VII.	Environmental, Social & Governance Issues

Environmental, social and governance issues (“ESG”) are becoming increasingly important to corporate success. We incorporate ESG considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted. Companies or states that seriously contravene internationally accepted ethical principles will be subject to heightened scrutiny.

A.	Principles for Responsible Investment

AWM policy is to actively engage with companies on ESG issues and participate in ESG initiatives. In this context, AWM (a) votes “for increased disclosure on ESG issues; (b) is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights); (c) could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable; (d) could support standardized ESG reporting and issues to be integrated within annual financial reports; and (e) on a case by case basis, will generally follow management’s recommended vote on other matters related to ESG issues.

Rationale: ESG issues can affect the performance of investment portfolios (to varying degrees across companies, sectors, regions, asset classes and through time).

B.	ESG Issues

AWM policy is to vote in line with the CERES recommendation on Environmental matters covered under the CERES Principles, and Social and Sustainability issues not specifically addressed elsewhere in the Guidelines. AWM will rely on ISS to identify shareholder proposals addressing CERES Principles and proxies will be voted in accordance with ISS’s predetermined voting guidelines on CERES Principles.

Any matter that is to be voted on, consented to or approved by the voting members, may take place in person, telephonically or via other electronic means. In addition, voting members may act in writing, including without limitation, via e-mail.

Rationale: Deutsche Asset Management supports the CERES Principles and as such generally votes proxies in line with the CERES recommendation.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

C.	Labor & Human Rights

AWM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

D.	Diversity & Equality

1.	AWM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AWM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

E.	Health & Safety

1.	AWM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AWM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

F.	Government/Military

1.

AWM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company’s interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AWM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AWM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

G.	Tobacco

1.

    AWM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco     companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company’s ability to compete. The disclosure of nicotine content information could affect the company’s rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

VIII. Miscellaneous	Items

A.	Ratification of Auditors

AWM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.	Limitation of non-audit services provided by independent auditor

AWM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company’s independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AWM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

C.	Audit firm rotation

AWM policy is to vote against proposals seeking audit firm rotation.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AWM believes that rotation of the actual audit firm would be costly and disruptive.

D.	Transaction of Other Business

AWM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.	Motions to Adjourn the Meeting

AWM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.	Bundled Proposals

AWM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.	Change of Company Name

AWM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.	Proposals Related to the Annual Meeting

AWM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

Deutsche Bank Compliance Proxy Voting Policy and Guidelines - AWM

I.	Reimbursement of Expenses Incurred from Candidate Nomination

AWM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.	Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS. However, regarding investment companies for which AWM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AWM could vote “for” staggered boards of closed-end investment companies, although AWM generally votes “against” staggered boards for operating companies. Further, the manner in which AWM votes investment company proxies may differ from proposals for which a AWM-advised investment company solicits proxies from its shareholders. As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds (“ETF”) issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, AWM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.	International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany. Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

PART C.  OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Trust Instrument of Registrant.(1)

	(2)	Revised Trust Instrument of Registrant.(1)

	(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(8)

(b)	(1)	By-Laws of Registrant.(1)

	(2)	Revised By-Laws of Registrant.(1)

	(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(5)

(c)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)	(1)	Investment Advisory and Management Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund.(28)

	(2)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund.(28)

	(3)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(28)

	(4)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(28)

	(5)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(28)

	(6)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund.(28)

	(7)	Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

1

(8)	Amendment dated January 1, 2013 to Investment Advisory Agreement dated December 30, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners Fund and Vulcan Value Partners Small Cap Fund.(37)

(9)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(28)

(10)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC (n/k/a CoreCommodity Management, LLC) with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(28)

(11)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Allocation(f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(28)

(12)	Amendment to Investment Advisory Agreement dated August 31, 2012 between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income Fund and RiverFront Conservative Income Builder Fund.(28)

(13)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/ka RiverFront Long-Term Growth & Income ), RiverFront Global Growth (f/k/a RiverFront Long-Term Growth ) and RiverFront Moderate Growth & Income Funds.(28)

(14)	Amendment to Investment Sub-Advisory Agreement dated August 31, 2012 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund) RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income), RiverFront Moderate Growth & Income and RiverFront Conservative Income Builder Funds. (28)

(15)	Investment Advisory Agreement dated November 1, 2011 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India Growth Fund.(28)

(16)	Investment Sub-Advisory Agreement dated November 1, 2011 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(28)

2

(17)	Investment Advisory Agreement dated August 2, 2011 between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(28)

(18)	Investment Advisory Agreement dated July 13, 2011 between Registrant and Disciplined Growth Investors, Inc. with respect to the Disciplined Growth Investors Fund.(28)

(19)	Investment Advisory Agreement dated September 13, 2011 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(20)	Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(21)	Investment Advisory Agreement dated January 30, 2012 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(22)	Investment Advisory Agreement dated March 16, 2012 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(23)	Investment Advisory Agreement dated July 24, 2012 between Registrant and Hanson McClain Strategic Advisors, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(24)	Investment Advisory Agreement dated November 29, 2012 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(25)	Investment Advisory Agreement dated December 31, 2012 between Registrant and Stonebridge Capital Management, Incorporated with respect to the Stonebridge Small-Cap Growth Fund.(37)

(26)	Amendment dated December 5, 2012 to Investment Advisory Agreement dated December 29, 2011 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(27)	Sub-Advisory Agreement dated April 1, 2013 by and between Registrant, Highland Associates, Inc. and Robeco Investment Management, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(37)

3

(28)	Sub-Advisory Agreement dated April 1, 2013 by and between Registrant, Highland Associates, Inc. and Turner Investments, L.P. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(37)

(29)	Amendment dated May 1, 2013 to the Investment Advisory Agreement dated September 13, 2011 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(30)	Investment Advisory Agreement dated November 29, 2013 between Registrant and ALPS Advisors, Inc., with respect to the ALPS Real Asset Income Fund (filed herewith).

(31)	Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the ALPS Real Asset Income Fund (filed herewith).

(32)	Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and RREEF America LLC with respect to the ALPS Real Asset Income Fund (filed herewith).

(33)	Investment Advisory Agreement dated [ ] between Registrant and ALPS Advisors, Inc., with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(34)	Investment Advisory Agreement dated [ ] between Registrant and Westport Resources Management, Inc., with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(35)	Investment Sub-Advisory Agreement dated [ ] among Registrant, Westport Resources Management, Inc. and Concise Capital Management, LP, with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(36)	Investment Sub-Advisory Agreement dated [ ] among Registrant, Westport Resources Management, Inc. and Smith Breeden Associates, Inc., with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(37)	Investment Sub-Advisory Agreement dated [ ] among Registrant, Westport Resources Management, Inc. and Sound Point Capital Management, L.P., with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

4

(e)	(1)	Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund), Clough China Fund, ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Fund), RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund), RiverFront Global Allocation Fund (f/k/a RiverFront Moderate Growth Fund), RiverFront Dynamic Equity Income Fund (f/k/a RiverFront Long-Term Growth and Income Fund), RiverFront Moderate Growth and Income Fund, RiverFront Conservative Income Builder Fund, ALPS/Kotak India Growth Fund and ALPS/Alerian MLP Infrastructure Index Fund.(36)

	(2)	Amendment dated November 29, 2013 to the Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Real Asset Income Fund (filed herewith).

	(3)	Amendment dated [ ] to the Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

	(4)	Form of Selling Agreement between ALPS Portfolio Solutions Distributor, Inc. and Broker/Dealer.(36)

	(5)	Form of Shareholder Servicing Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

	(6)	Form of Fund-SERV Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

	(7)	Form of Trust Networking Agreement between ALPS Portfolio Solutions Distributor, Inc. and servicing firm.(36)

	(8)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(28)

	(9)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

	(10)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Disciplined Growth Investors Fund.(28)

	(11)	Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

5

	(12)	Distribution Agreement dated December 29, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

	(13)	Distribution Agreement dated January 30, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

	(14)	Distribution Agreement dated March 16, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

	(15)	Distribution Agreement dated July 24, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

	(16)	Distribution Agreement dated December 31, 2012 between Registrant and ALPS Distributors, Inc. with respect to the Stonebridge Small-Cap Growth Fund.(37)

	(17)	Amendment dated May 1, 2013 to Distribution Agreement dated November 1, 2011 between Registrant and ALPS Distributors, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

	(18)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(10)

	(19)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(10)

	(20)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(10)

	(21)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(f)		None.

(g)	(1)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

	(2)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

6

(3)	Custodian Agreement dated August 3, 2009 between Registrant and Union Bank N.A. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(16)

(4)	Amendment No. 1 to Custody Agreement dated November 2, 2009 between Registrant and The Bank of New York Mellon with respect to the Clough China Fund.(16)

(5)	Amendment No. 1 to Foreign Custody Manager Agreement dated November 2, 2009 between Registrant and The Bank of New York Mellon with respect to the Clough China Fund.(16)

(6)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(7)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(8)	Amendment to Custody Agreement dated September 27, 2010 between Registrant and The Bank of New York Mellon with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund), RiverFront Global Growth (f/k/a RiverFront Long-Term Growth), RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

(9)	Amendment to Foreign Custody Manager Agreement dated September 27, 2010 between Registrant and The Bank of New York Mellon with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund), RiverFront Global Growth (f/k/a RiverFront Long-Term Growth), RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

(10)	Amendment to Custody Agreement dated February 14, 2011 between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

(11)	Amendment to Foreign Custody Manager Agreement dated February 14, 2011 between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund.(21)

(12)	Amendment to Custody Agreement dated August 31, 2012 between Registrant and The Bank of New York Mellon with respect to the RiverFront Conservative Income Builder Fund.(28)

7

(13)	Amendment to Foreign Custody Manager Agreement dated August 31, 2012 between Registrant and The Bank of New York Mellon with respect to the RiverFront Conservative Income Builder Fund.(28)

(14)	Amendment to Custody Agreement dated November 29, 2012 between Registrant and The Bank of New York Mellon with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(15)	Amendment to Foreign Custody Manager Agreement dated November 29, 2012 between Registrant and The Bank of New York Mellon with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(16)	Amendment to Custodian Agreement dated June 30, 2011 between Registrant and Union Bank N.A. with respect to the Aspen Managed Futures Strategy Fund.(28)

(17)	Amendment to Custodian Agreement dated August 1, 2011 between Registrant and Union Bank N.A. with respect to the Disciplined Growth Investors Fund.(28)

(18)	Amendment to Custodian Agreement dated September 13, 2011 between Registrant and Union Bank N.A. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(19)	Amendment to Custodian Agreement dated December 13, 2011 between Registrant and Union Bank N.A. with respect Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(20)	Amendment to Custodian Agreement dated January 25, 2012 between Registrant and Union Bank N.A. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(21)	Amendment to Custodian Agreement dated March 13, 2012 between Registrant and Union Bank N.A. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(22)	Amendment to Custodian Agreement dated July 24, 2012 between Registrant and Union Bank N.A. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(23)	Amendment to Custodian Agreement dated March 4, 2013 between Registrant Union Bank N.A. with respect to the Stonebridge Small-Cap Growth Fund.(37)

(24)	Amendment to Custodian Agreement dated April 30, 2013 between Registrant and Union Bank N.A. with respect to Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(25)	Custodian Agreement dated November 1, 2013 between Registrant and State Street Bank and Trust Company with respect to the ALPS Real Asset Income Fund (filed herewith).

8

	(26)	Form of Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(h)	(1)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(2)	Amendment No. 2 dated August 31, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(16)

	(3)	Amendment No. 4 dated January 15, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

	(4)	Amendment No. 5 dated March 9, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Disciplined Value (f/k/a ALPS/WMC Value Intersection)and ALPS/GNI Long-Short Funds.(14)

	(5)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(6)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

	(7)	Transfer Agency and Service Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

	(8)	Transfer Agency and Service Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(19)

	(9)	Transfer Agency and Service Agreement September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

	(10)	Amendment dated June 15, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(18)

9

(11)	Amendment dated August 2, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the RiverFront Global Allocation (f/ka RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

(12)	Amendment dated September 27, 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund).(18)

(13)	Amendment dated January 20, 2011 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS/Kotak India Growth Fund.(17)

(14)	Amendment dated August 31, 2012 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the RiverFront Conservative Income Builder Fund.(28)

(15)	Amendment dated November 29, 2012 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(16)	Amendment dated November 29, 2013 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS Real Asset Income Fund (filed herewith).

(17)	Amendment dated [ ] to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(18)	Transfer Agency and Service Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(19)	Transfer Agency and Service Agreement January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(20)	Transfer Agency and Service Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and Emerald Growth Fund.(23)

10

(21)	Transfer Agency and Service Agreement dated July 24, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(22)	Transfer Agency and Service Agreement dated December 31, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Stonebridge Small-Cap Growth Fund (filed herewith).

(23)	Amendment dated May 1, 2013 to the Transfer Agency and Services Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(24)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(25)	Amendment dated August 31, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Disciplined Value Fund (f/k/a ALPS/WMC Value Intersection Fund).(16)

(26)	Amendment dated January 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.(16)

(27)	Amendment dated March 9, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Disciplined Value (f/k/a ALPS/WMC Value Intersection Fund)and ALPS/GNI Long-Short Funds.(16)

(28)	Amendment dated June 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS|CoreCommodity Management CompleteCommoditiesSM Strategy Fund (f/k/a Jefferies Asset Management Commodity Strategy Allocation Fund).(18)

(29)	Amendment dated August 2, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Allocation (f/k/a RiverFront Moderate Growth), RiverFront Dynamic Equity Income (f/k/a RiverFront Long-Term Growth & Income) and RiverFront Moderate Growth & Income Funds.(18)

11

(30)	Amendment dated September 27, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Global Growth Fund (f/k/a RiverFront Long-Term Growth Fund).(18)

(31)	Amendment dated January 20, 2011 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India Growth Fund.(17)

(32)	Amendment dated August 31, 2012 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the RiverFront Conservative Income Builder Fund.(28)

(33)	Amendment dated November 29, 2012 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(30)

(34)	Amendment dated November 29, 2013 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Real Asset Income Fund (filed herewith).

(35)	Amendment dated [ ] to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(36)	Amendment dated May 1, 2013 to the Administration, Bookkeeping and Pricing Services Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(37)	Administration, Bookkeeping and Pricing Agreement dated August 2, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(38)	Administration, Bookkeeping and Pricing Agreement dated July 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Disciplined Growth Investors Fund.(28)

(39)	Administration, Bookkeeping and Pricing Agreement dated September 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(22)

(40)	Administration, Bookkeeping and Pricing Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

12

(41)	Amendment dated March 31, 2013 to Administration, Bookkeeping and Pricing Agreement dated December 29, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(42)	Administration, Bookkeeping and Pricing Agreement dated January 30, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Seafarer Overseas Growth and Income Fund.(26)

(43)	Co-Administration and Shareholder Services dated January 30, 2012 Agreement between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(44)	Administration, Bookkeeping and Pricing Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(45)	Administration, Bookkeeping and Pricing Agreement dated July 24, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(37)

(46)	Administration, Bookkeeping and Pricing Agreement dated December 31, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Stonebridge Small-Cap Growth Fund.(37)

(47)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(48)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(16)

(49)	Amended and restated PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(50)	Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Aspen Managed Futures Strategy Fund.(28)

(51)	PFO Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(28)

13

(52)	Chief Compliance Officer Services Agreement dated July 13, 2011 among Registrant, ALPS Fund Services, Inc. and Disciplined Growth Investors, Inc. with respect to the Disciplined Investors Growth Fund.(28)

(53)	Amended and Restated PFO Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

(54)	Amended and Restated Chief Compliance Officer Services Agreement dated December 13, 2011 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(28)

(55)	PFO Services Agreement dated December 29, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(56)	Chief Compliance Officer Services Agreement dated December 29, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(28)

(57)	Amendment dated March 31, 2013 to Chief Compliance Officer Services Agreement dated December 29, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(34)

(58)	PFO Services Agreement dated January 30, 2012 among Registrant, ALPS Fund Services, Inc. and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(59)	Chief Compliance Officer Services Agreement dated January 30, 2012 among Registrant, ALPS Fund Services, Inc. and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(26)

(60)	PFO Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(61)	Chief Compliance Officer Services Agreement dated March 16, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(28)

(62)	PFO Services Agreement dated July 24, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

14

(63)	Chief Compliance Officer Services Agreement dated July 24, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(64)	PFO Services Agreement dated December 31, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Stonebridge Small-Cap Growth Fund.(37)

(65)	Chief Compliance Officer Services Agreement dated December 31, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the Stonebridge Small-Cap Growth Fund.(37)

(66)	Amendment to Amended and Restated Chief Compliance Officer Services Agreement dated May 1, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(67)	Amendment to PFO Services Agreement dated May 1, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

(68)	Fee Waiver Letter Agreement dated June 11, 2013 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Disciplined Value Fund.(37)

(69)	Fee Waiver Letter Agreement dated June 11, 2013 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.(37)

(70)	Fee Waiver Letter Agreement dated June 11, 2013 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund.(37)

(71)	Fee Waiver Letter Agreement dated June 11, 2013 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.(37)

(72)	Fee Waiver Letter Agreement dated June 11, 2013 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the ALPS|CoreCommodity Management CompleteCommodities Strategy Fund.(37)

(73)	Fee Waiver Letter Agreement dated June 11, 2013 among Registrant, ALPS Advisors, Inc. and RiverFront Investment Group, LLC with respect to the RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income and RiverFront Conservative Income Funds.(37)

15

(74)	Fee Waiver Letter Agreement dated June 11, 2013 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(37)

(75)	Fee Waiver Letter Agreement dated June 11, 2013 between Registrant and Aspen Partners Ltd. with respect to the Aspen Managed Futures Strategy Fund.(37)

(76)	Fee Waiver Letter Agreement dated September 11, 2012 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Alerian MLP Infrastructure Index Fund.(31)

(77)	Fee Waiver Letter Agreement dated November 29, 2013 between Registrant and ALPS Advisors, Inc. with respect to the ALPS Real Asset Income Fund (filed herewith).

(78)	Transfer Agency Annual Account Fee Waiver Letter Agreement dated June 12, 2012 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(28)

(79)	Form of License Agreement among Registrant, ALPS Advisors, Inc., Kotak Mahindra Bank Limited and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund.(17)

(80)	Fee Waiver Letter Agreement dated June 11, 2013 between Registrant and Grandeur Peak Global Advisors, LLC with respect to the Grandeur Peak Global Opportunities and Grandeur Peak International Opportunities Funds.(37)

(81)	Fee Waiver Letter Agreement dated August 31, 2013 between Registrant and Highland Associates, Inc. with respect to the Redmont Resolute Fund I and Redmont Resolute Fund II.(37)

(82)	Fee Waiver Letter Agreement dated August 31, 2013 between Registrant and Seafarer Capital Partners, LLC with respect to the Seafarer Overseas Growth and Income Fund.(37)

(83)	Fee Waiver Letter Agreement dated June 11, 2014 between Registrant and Emerald Mutual Fund Advisers Trust with respect to the Emerald Banking and Finance Fund and the Emerald Growth Fund.(37)

(84)	Fee Waiver Letter Agreement dated June 12, 2012 between Hanson McClain Advisors, Inc. with respect to the Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(85)	Fee Waiver Letter Agreement dated May 1, 2013 between Registrant and Grandeur Peak Advisors, LLC with respect to the Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

16

	(86)	Fee Waiver Letter Agreement dated [ ] between Registrant and Westport Resources Management, Inc. with respect to the ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(i)	(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the ALPS/Red Rocks Listed Private Equity, ALPS/WMC Disciplined Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, Vulcan Value Partners, Vulcan Value Partners Small-Cap Value, Aspen Managed Futures Commodity Strategy, Disciplined Growth Investors, Grandeur Peak Global Opportunities, Grandeur Peak International Opportunities, Redmont Resolute Fund I, Redmont Resolute Fund II, Seafarer Overseas Growth and Income, Emerald Banking and Finance, Emerald Growth Fund, Pathway Advisors Conservative, Pathway Advisors Growth and Income, Pathway Advisors Aggressive Growth, ALPS/Alerian MLP Infrastructure Index and Stonebridge Small-Cap Growth Funds.(37)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS Real Asset Income Fund (filed herewith).

	(4)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS/Westport Resources Hedged High Income Fund (to be filed by subsequent amendment).

(j)	(1)	Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to the ALPS/Red Rocks Listed Private Equity, ALPS/WMC Disciplined Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, Vulcan Value Partners, Vulcan Value Partners Small-Cap Value, Aspen Managed Futures Commodity Strategy, Disciplined Growth Investors, Grandeur Peak Global Opportunities, Grandeur Peak International Opportunities, Redmont Resolute Fund I, Redmont Resolute Fund II, Seafarer Overseas Growth and Income, Emerald Banking and Finance, Emerald Growth Fund, Pathway Advisors Conservative, Pathway Advisors Growth and Income, Pathway Advisors Aggressive Growth, ALPS/Alerian MLP Infrastructure Index and Stonebridge Small-Cap Growth Funds.(37)

(k)		None.

(l)		Form of Share Purchase Agreement with respect to the Registrant.(14)

17

(m)	(1)	Amended Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class A (filed herewith).

	(2)	Amended Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund and ALPS/Westport Resources Hedged High Income Fund, Class A (to be filed by subsequent amendment).

	(3)	Amendment Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class C (filed herewith).

	(4)	Amendment Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund and ALPS/Westport Resources Hedged High Income Fund, Class C (to be filed by subsequent amendment).

	(5)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, Class R.(36)

	(6)	Distribution and Services Plan – RiverFront Global Growth Fund, Investor Class.(36)

	(7)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class A (filed herewith).

18

(8)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund and ALPS/Westport Resources Hedged High Income Fund, Class A (to be filed by subsequent amendment).

(9)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class C (filed herewith).

(10)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund, ALPS Real Asset Income Fund and ALPS/Westport Resources Hedged High Income Fund, Class C (to be filed by subsequent amendment).

(11)	Distribution and Services Plan – Aspen Managed Futures Strategy Fund, Class A.(20)

(12)	Amended Distribution and Services Plan – Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund, Investor Class.(35)

(13)	Distribution and Services Plan – Redmont Resolute Fund I, Class A.(25)

(14)	Shareholder Services Plan – Redmont Resolute Fund I, Class A.(25)

(15)	Shareholder Services Plan – Seafarer Overseas Growth and Income Fund, Investor Class.(26)

(16)	Shareholder Services Plan – Seafarer Overseas Growth and Income Fund, Institutional Class.(26)

(17)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class A.(23)

(18)	Distribution and Services Plan – Emerald Banking and Finance Fund, Class C.(23)

(19)	Distribution and Services Plan – Emerald Banking and Finance Fund, Investor Class.(23)

(20)	Distribution and Services Plan – Emerald Growth Fund, Class A.(23)

19

	(21)	Distribution and Services Plan – Emerald Growth Fund, Class C.(23)

	(22)	Distribution and Services Plan – Emerald Growth Fund, Investor Class.(23)

	(23)	Shareholder Services Plan – Emerald Banking and Finance Fund, Class C.(23)

	(24)	Shareholder Services Plan – Emerald Banking and Finance Fund, Institutional Class.(23)

	(25)	Shareholder Services Plan – Emerald Banking and Finance Fund, Investor Class.(23)

	(26)	Shareholder Services Plan – Emerald Growth Fund, Class C.(23)

	(27)	Shareholder Services Plan – Emerald Growth Fund, Institutional Class.(23)

	(28)	Shareholder Services Plan – Emerald Growth Fund, Investor Class.(23)

	(29)	Distribution and Services Plan – Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

	(30)	Shareholder Services Plan – Pathway Advisors Conservative Fund, Pathway Advisors Growth and Income Fund and Pathway Advisors Aggressive Growth Fund.(27)

(n)	(1)	Amended Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity, ALPS/WMC Disciplined Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth and ALPS/Alerian MLP Infrastructure and ALPS Real Asset Income Fund (filed herewith).

	(2)	Amended Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity, ALPS/WMC Disciplined Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth and ALPS/Alerian MLP Infrastructure, ALPS Real Asset Income and ALPS/Westport Resources Hedged High Income Funds (to be filed by subsequent amendment).

	(3)	Rule 18f-3 Plan – Aspen Managed Futures Strategy Fund.(20)

	(4)	Amended Rule 18f-3 Plan - Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak Global Reach Fund and Grandeur Peak Emerging Markets Opportunities Fund.(35)

	(5)	Rule 18f-3 Plan – Redmont Resolute Fund I.(25)

20

	(6)	Rule 18f-3 Plan – Seafarer Overseas Growth and Income Fund.(26)

	(7)	Rule 18f-3 Plan – Emerald Banking and Finance Fund and Emerald Growth Fund.(28)

(p)	(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010.(13)

	(3)	Code of Ethics for Red Rocks Capital LLC as of December 31, 2008, as amended.(6)

	(4)	Code of Ethics for Wellington Management Company, LLP as of April 1, 2012.(28)

	(5)	Code of Ethics for Clough Capital Partners LP as of May 2, 2007.(7)

	(6)	Code of Ethics for Vulcan Value Partners, LLC as of October 15, 2009.(11)

	(7)	Code of Ethics for CoreCommodity Management, LLC (f/k/a Jefferies Asset Management, LLC).(12)

	(8)	Code of Ethics for RiverFront Investment Group, LLC.(15)

	(9)	Code of Ethics for Kotak Mahindra (UK) Limited.(17)

	(10)	Code of Ethics for Aspen Partners Ltd.(20)

	(11)	Code of Ethics for Disciplined Growth Investors, Inc.(19)

	(12)	Code of Ethics for Grandeur Peak Global Advisors, LLC.(22)

	(13)	Code of Ethics for Highland Associates, Inc.(25)

	(14)	Code of Ethics for Seafarer Capital Partners, LLC.(26)

	(15)	Code of Ethics for Emerald Mutual Fund Advisers Trust.(23)

	(16)	Code of Ethics for Hanson McClain Strategic Advisors, Inc. (27)

	(17)	Code of Ethics for Stonebridge Capital Management, Incorporated.(32)

	(18)	Code of Ethics for Deutsche Asset Management – US (includes RREEF America LLC) (filed herewith).

	(19)	Code of Ethics for Robeco Investment Management, Inc.(37)

21

	(20)	Code of Ethics for Turner Investments L.P.(37)

	(21)	Code of Ethics for Westport Resources Management, Inc. (to be filed by subsequent amendment).

	(22)	Code of Ethics for Concise Capital Management, LP, (to be filed by subsequent amendment).

	(23)	Code of Ethics for Smith Breeden Associates, Inc. (to be filed by subsequent amendment).

	(24)	Code of Ethics for Sound Point Capital Management, L.P. (to be filed by subsequent amendment).

(q)	(1)	Power of Attorney dated September 11, 2012.(29)

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.
(3)	Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.
(4)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.
(5)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.
(6)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.
(7)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.
(8)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.
(9)	Incorporated by reference to the Post-Effective Amendment No. 41 to Registrant’s Registration Statement filed on September 29, 2009.
(10)	Incorporated by reference to the Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on October 13, 2009.
(11)	Incorporated by reference to the Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on December 29, 2009.
(12)	Incorporated by reference to the Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on June 15, 2010.
(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 25, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.
(15)	Incorporated by reference to the Post-Effective Amendment No. 59 to Registrant’s Registration Statement filed on July 30, 2010.

22

(16)	Incorporated by reference to the Post-Effective Amendment No. 62 to Registrant’s Registration Statement filed on August 30, 2010.
(17)	Incorporated by reference to the Post-Effective Amendment No. 66 to Registrant’s Registration Statement filed on January 28, 2011.
(18)	Incorporated by reference to the Post-Effective Amendment No. 70 to Registrant’s Registration Statement filed on April 29, 2011.
(19)	Incorporated by reference to the Post-Effective Amendment No. 75 to Registrant’s Registration Statement filed on July 13, 2011.
(20)	Incorporated by reference to the Post-Effective Amendment No. 77 to Registrant’s Registration Statement filed on August 1, 2011.
(21)	Incorporated by reference to the Post-Effective Amendment No. 80 to Registrant’s Registration Statement filed on August 29, 2011.
(22)	Incorporated by reference to the Post-Effective Amendment No. 82 to Registrant’s Registration Statement filed on September 22, 2011.
(23)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on December 23, 2011.
(25)	Incorporated by reference to the Post-Effective Amendment No. 88 to Registrant’s Registration Statement filed on December 29, 2011.
(26)	Incorporated by reference to the Post-Effective Amendment No. 90 to Registrant’s Registration Statement filed on January 30, 2012.
(27)	Incorporated by reference to the Post-Effective Amendment No. 97 to Registrant’s Registration Statement filed on July 24, 2012.
(28)	Incorporated by reference to the Post-Effective Amendment No. 99 to Registrant’s Registration Statement filed on August 28, 2012.
(29)	Incorporated by reference to the Post-Effective Amendment No. 102 to Registrant’s Registration Statement filed on October 5, 2012.
(30)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on November 19, 2012.
(31)	Incorporated by reference to the Post-Effective Amendment No. 104 to Registrant’s Registration Statement filed on November 29, 2012.
(32)	Incorporated by reference to the Pre-Effective Amendment No. 1 to Registrant’s Form N-14 Registration Statement filed by the Registrant on December 19, 2012.
(33)	Incorporated by reference to the Post-Effective Amendment No. 107 to Registrant’s Registration Statement filed on December 28, 2012.
(34)	Incorporated by reference to the Post-Effective Amendment No. 111 to Registrant’s Registration Statement filed on March 29, 2013.
(35)	Incorporated by reference to the Post-Effective Amendment No. 113 to Registrant’s Registration Statement filed on May 1, 2013.
(36)	Incorporated by reference to the Post-Effective Amendment No. 114 to Registrant’s Registration Statement filed on May 15, 2013.
(37)	Incorporated by reference to the Post-Effective Amendment N0. 118 to Registrant’s Registration Statement filed on August 28, 2013.

Item 29.         Persons Controlled by or Under Common Control with the Registrant.

             None.

23

Item 30.         Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

24

Item 31.         Business and Other Connections of Investment Advisers.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	President and Director, ALPS Holdings, Inc. and Director, ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing
Thomas A. Carter	President, Director	President and Director, ALPS Distributors and ALPS Portfolio Distributors, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Fund Services, Inc.	Fund Servicing
Jeremy O. May	Executive Vice President, Director	See Trustee and Officer Table in SAI	Fund Servicing
Michael Akins	Senior Vice President, Index Management	Not Applicable	Not Applicable
Tané T. Tyler	Senior Vice President, General Counsel, Assistant Secretary	Senior Vice President, General Counsel and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Distributors, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	Senior Vice President CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Distributors, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Kenneth V. Hager	Vice President, Treasurer & Asst. Secretary	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Erin E. Nelson	Vice President, Senior Associate Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing
JoEllen L. Legg	Vice President, Senior Associate Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing

25

David T. Buhler	Vice President, SeniorAssociate Counsel	See Trustee and Officer Table in SAI	Fund Servicing
Rhonda A. Mills	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing
Paul F. Leone	Vice President, Associate Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing
Jennifer Welsh	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and ALPS Portfolio Distributors, Inc.	Fund Servicing
Eric Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Assistant Treasurer and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Distributors, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Patrick Buchanan	Vice President, Advisory Operations	Not Applicable	Not Applicable
Randall D. Young	Secretary	Not Applicable	Not Applicable
Gregg Wm. Givens	Assistant Treasurer	Not Applicable	Not Applicable

*The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business Connections	Type of Business
Adam Goldman	Managing Partner	Not Applicable	Not Applicable
Mark Sunderhuse	Managing Partner	Not Applicable	Not Applicable
Matt Luoma	Chief Compliance Officer	Not Applicable	Not Applicable

*The principal business address for each of the Red Rocks Capital LLC representatives is: 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401.

26

WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the ALPS/WMC Disciplined Value Fund’s (f/k/a ALPS/WMC Value Intersection Fund) investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature.

CLOUGH CAPITAL PARTNERS, LP

Name*	Position with Clough Capital Partners LP	Other Business Connections	Type of Business
Charles I. Clough, Jr.	Partner, Chief Executive Officer, Portfolio Manager	Not Applicable	Not Applicable
James E. Canty	Partner, Portfolio Manager	Not Applicable	Not Applicable
Eric A. Brock	Partner, Portfolio Manager	Not Applicable	Not Applicable
Daniel J. Gillis	Chief Compliance Officer	Not Applicable	Not Applicable
John A. Ritacco	Chief Financial Officer	Not Applicable	Not Applicable

* The principal business address for each of the Clough Capital Partners LP representatives is: One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

VULCAN VALUE PARTNERS LLC

Name*	Position with Vulcan Value Partners	Other Business Connections	Type of Business
C.T. Fitzpatrick	Chief Executive Officer, Chief Investment Officer	Current - Chairman of the Board, Green Co. (Montgomery, Alabama)	Real Estate
Bruce Donnellan	Principal / Chief Financial Officer	Former - Acquisition Manager, Southern Power Company (Birmingham, Alabama)	Public Utility
Adam McClain	Principal / Business Development	Former - First Vice President, Private Wealth Management Group, Sun Trust Bank (Memphis, Tennessee)	Financial Services

27

Hampton McFadden	Principal / Chief Compliance Officer	Current – Director of Republic Capital Access (Washington D.C.) Former - Co-Founder, CEO, and General Counsel of Republic Capital Access (Washington D.C.)	Financial Services
Scott Sanfratel	Principal/ Chief Operating Officer	Former - Sales/Engineering, Habasit LLC (Atlanta, Georgia)	Manufacturing

*The principal business address for each of the Vulcan Value Partners, LLC representatives is: 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

CORECOMMODITY MANAGEMENT, LLC (F/K/A JEFFERIES ASSET

MANAGEMENT, LLC)

Name*	Position with CoreCommodity Management, LLC	Other Business Connections	Type of Business
Adam C. De Chiara	Co-President

Co-President –Jefferies Financial Products, LLC

Co-President – Jefferies Commodity Investment Services, LLC

Registered Representative – Jefferies & Company, Inc.

Member – Jefferies Group, Inc. Executive Committee

Financial Services
Bradford L. Klein	Co-President	Co-President –Jefferies Financial Products, LLC Co-President - Jefferies Commodity Investment Services, LLC Member – Jefferies Group, Inc. Executive Committee	Financial Services
Andrew R. Kaplan	Executive Vice President and General Counsel	Executive Vice President and General Counsel –Jefferies Financial Products, LLC Executive Vice President and General Counsel	Financial Services
Peregrine C. Broadbent	Chief Financial Officer	Chief Financial Officer for Jefferies Group, Inc. and certain of its affiliates Member – Jefferies Group, Inc. Executive Committee	Financial Services

28

Todd A. Streichler	Managing Director – Finance	Managing Director – Jefferies Financial Products, LLC Managing Director – Jefferies Commodity Investment Services, LLC	Financial Services
Michael S. Kaplan	Managing Director – Operations	Managing Director – Jefferies Financial Products, LLC Managing Director – Jefferies Commodity Investment Services, LLC	Financial Services
Michael S. Sheehy	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer – Jefferies Financial Products, LLC Senior Vice President and Chief Compliance Officer – Jefferies Commodity Investment Services, LLC	Financial Services

*The principal business address for each of the CoreCommodity Management, LLC representatives is: The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902.

RIVERFRONT INVESTMENT GROUP, LLC

Name*	Position with RiverFront Investment Group, LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chief Investment Officer, Founding Partner	None	N/A
Rod Smyth	Chief Investment Strategist, Founding Partner	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief Equity Officer, Founding Partner	None	N/A
Peter J. Quinn, Jr.	Chief Operating Officer, Founding Partner	Virginia Business Bank (VBB) – Board Member	Financial Services
Timothy Anderson, CFA	Chief Fixed Income Strategist, Partner	None	N/A
Samuel Turner, CMT	Director Large Cap Portfolio Management, Partner	None	N/A
Paul Louie	Director Small/Mid Cap Portfolio Management, Partner	None	N/A
William Ryder, CFA, CMT	Director of Quantitative Strategy, Partner	None	N/A
Marc Cheatham	Director Technology & Operations, Partner	None	N/A
Chris Konstantinos	Portfolio Risk Manager	None	N/A

*The principal business address for each of the RiverFront representatives is: 1214 East Cary Street, Richmond, VA 23219.

29

KOTAK MAHINDRA (UK) LTD.

Name*	Position with Kotak- Mahindra	Other Business Connections	Type of Business
Shyam Kumar	Director and CEO, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Vishwanathan Varadarajan	Director, Compliance and MLRO, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable
Abhishek Bhalotia	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable
Ruchit Puri	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable

*The principal business address for each of the Kotak-Mahindra (UK) Ltd. representatives is: 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

ASPEN PARTNERS, LTD.

Name*	Position with Aspen Partners, Ltd.	Other Business Connections	Type of Business
Kenneth E. Banwart	Managing Partner	None	N/A
Bryan R. Fisher	Partner	None	N/A
William Ware Bush	Partner	None	N/A
Davis Vick	Chief Compliance Officer	None	N/A
Paul Morin	Co-Chief Investment Officer	None	N/A
Deborah Terry	Chief Financial Officer	None	N/A

*The principal business address for each of the Aspen Partners Ltd. representatives is: 4200 Northside Parkway, Building Eleven, Suite 200, Atlanta, GA 30327.

DISCIPLINED GROWTH INVESTORS INC.

Name*	Position with Disciplined Investors, Inc.	Other Business Connections	Type of Business
Fred Martin	Director and President	Compass Investors LP – Special Limited Partner Navigator Investors, LP – Managing General Partner	Financial Services Financial Services
Rob Nicoski	Portfolio Manager	None	N/A
Scott Link	Portfolio Manager	None	N/A

*The principal business address for each of Disciplined Growth Investors, Inc. representatives is: Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402.

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GRANDEUR PEAK GLOBAL ADVISORS, LLC

Name*	Position with Grandeur Peaks Global Advisors, LLC	Other Business Connections	Type of Business
Robert Thatcher Gardiner	Chief Executive Officer, Director	Manager Gardiner Investments, LLC 4247 Camille St. Salt Lake City, UT 84124 Director (“Board of Managers”) Gardiner Properties, LLC 1075 East 2100 South Salt Lake City, Utah 84106	Investment holding company Real estate development company
Blake Harold Walker	Chief Investment Officer, Executive Vice President, Director	None	N/A
Eric W. Huefner	President, Chief Operations Officer, Chief Compliance Officer, Director	None	N/A

* The principal business address for each of Grandeur Peak Global Advisors, LLC representatives is: 136 S. Main Street, Suite 720, Salt Lake City, Utah 84101.

HIGHLAND ASSOCIATES, INC.

Name*	Position with Highland Associates, Inc.	Other Business Connections	Type of Business
William A. Terry	Founder and Partner

Protective Life Corporation (Birmingham, AL)

Highland Good Steward

Management (Birmingham, AL)

Highland Strategies, LLC

(Birmingham, AL)

Highland Information Services, Inc. (Birmingham, AL)

APV Fund Manager, LLC

(Birmingham, AL)

Highland Fund Management Company (Birmingham, AL)

Insurance Investments Investments Investments Investments Investments

31

Charles D. Perry, Jr.	Founder and Partner

Highland Good Steward

Management (Birmingham, AL)

Highland Strategies, LLC

(Birmingham, AL)

Highland Information Services, Inc. (Birmingham, AL)

APV Fund Manager, LLC

(Birmingham, AL)

Highland Fund Management

Company (Birmingham, AL)

Investments Investments Investments Investments Investments
William Thomas Mills, II	Founder and Partner

Highland Good Steward

Management (Birmingham, AL)

Highland Strategies, LLC

(Birmingham, AL)

Highland Information

Services, Inc.

APV Fund Manager, LLC

(Birmingham, AL)

Highland Fund Management

Company (Birmingham, AL)

Investments Investments Investments Investments Investments
John R. Doody, Jr.	COO and Director of Research and Shareholder	Highland Good Steward Management (Birmingham, AL) Highland Strategies, LLC (Birmingham, AL)	Investments Investments
Susan L. Padgett	Shareholder	N/A	N/A
R. Scott Graham	Consultant and Shareholder	N/A	N/A
Michael T. Lytle	Consultant and Shareholder	N/A	N/A
Paige B. Daniel	Consultant and Shareholder	N/A	N/A
Hunter W. Craig	Manager of Investment Analysis and Shareholder	N/A	N/A

*The principal business address for each of the Highland Associates, Inc. representatives is: 2545 Highland Ave. South, Suite 200 Birmingham, AL 35205-2478.

32

SEAFARER CAPITAL PARTNERS, LLC

Name*	Position with Seafarer Capital Partners, LLC	Other Business Connections	Type of Business
Andrew T. Foster	Managing Member, Chief Executive Officer, Chief Investment Officer

Formerly:

Portfolio Manager

Matthews International Capital Management, LLC

4 Embarcadero Center,

Suite 550

San Francisco CA 94111

Vice President/Officer

Matthews Asian Funds

4 Embarcadero Center,

Suite 550

San Francisco CA 94111

Registered investment adviser to mutual funds; registered investment company
Michelle M. Foster	Managing Member, Chief Financial Officer, Director of Fund Administration	Formerly: Member of Investment Advisory Team and Investment Committee Litman Gregory Asset Management, LLC 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939	Registered investment adviser
Kate Jaquet	Compliance Officer	N/A	N/A

* The principal business address for each of the Seafarer Capital Partners, LLC representatives is 700 Larkspur Landing Circle, Suite #105, Larkspur, CA 94939.

EMERALD MUTUAL FUNDS ADVISERS TRUST

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
Kenneth Mertz	President, Chief Investment Officer and Portfolio Manager	President, Portfolio Manager (since 1/1/92) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
Daniel Moyer	Executive Vice President	Executive Vice President, Managing Director (since 10/1/1992) and Assistant Secretary Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser

33

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business
		Managing Director (since 5/24/2011) Emerald Fixed-Income Advisers, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Managing Director (since 8/7/2009), Secretary and Treasurer Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Executive Vice President, Secretary and Treasurer Emerald Asset Management, Inc. 3175 Oregon Pike Leola, PA 17540	Holding company
		President, Manager (since 5/24/2011) EmTALF GP, LLC 3175 Oregon Pike Leola, PA 17540	General Partner of Fund
James Meehan	Chief Compliance Officer	Chief Compliance Officer (since 5/1/2009) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Chief Compliance Officer (since 8/7/2009) Emerald Separate Account Management, LLC 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Chief Compliance Officer (since 2/1/2006) Emerald Fixed Income Advisers 3175 Oregon Pike Leola, PA 17540	Investment adviser
Stacy Sears	Senior Vice President, Secretary and Portfolio Manager	Senior Vice President, Portfolio Manager (since 10/1/1992) Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser

34

Name*	Position with Emerald Mutual Funds Advisers Trust	Other Business Connections	Type of Business

Steve Russell, Esq.	Portfolio Manager, Emerald Banking and Finance Fund
Joseph Garner	Senior Vice President, Portfolio Manager, Emerald Growth Fund	Vice President Emerald Advisers, Inc. 3175 Oregon Pike Leola, PA 17540	Investment adviser
		Assistant Secretary Emerald Asset Management, Inc. 3175 Oregon Pike Leola, PA 17540	Holding company

  * The principal business address for each of the Emerald Mutual Funds Advisers Trust representatives is 3175 Oregon Pike, Leola, PA 17540.

HANSON MCCLAIN STRATEGIC ADVISORS, INC.

Name*	Position with Hanson McClain Strategic Advisors, Inc.	Other Business Connections	Type of Business
Scott T. Hanson	Co-Owner	Hanson McClain Group 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Holding Company
	Co-CEO	Hanson McClain Retirement Network 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
	Co-CEO	Hanson McClain Advisors 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
Patrick C. McClain	Co-Owner	Hanson McClain Group 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Holding Company

35

	Co-CEO	Hanson McClain Retirement Network 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
	Co-CEO	Hanson McClain Advisors 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
Matthew E. Russell	CFO	Hanson McClain Group 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Holding Company
	CFO	Hanson McClain Retirement Network 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
	CFO	Hanson McClain Advisors 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
Corey C. Gamble	Chief Compliance Officer	Hanson McClain Retirement Network 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
	Chief Compliance Officer	Hanson McClain Advisors 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
David W. Schauer	Financial Advisor	Hanson McClain Advisors 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser
	Registered Representative	Hanson McClain Retirement Network 3620 Fair Oaks Blvd. Suite 300 Sacramento, CA 95864	Investment Adviser

* The principal business address for each of the Hanson McClain Strategic Advisors, Inc. representatives is 110 Woodmere Rd., Suite 250, Folsom, CA 95630.

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STONEBRIDGE CAPITAL MANAGEMENT, INC.

Name*	Position with Stonebridge Capital Management, Inc.	Other Business Connections	Type of Business
Richard C. Barrett	Chief Executive Officer, President, Managing Director	President and Chairman of the Board, Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, CO 80203	Registered investment company
Debra L. Newman	Chief Compliance Officer, Executive Vice President, Secretary, Chief Financial Officer, Managing Director	Vice President, Treasurer, and Chief Compliance Officer, Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, CO 80203	Registered investment company
Matthew W. Markatos	Executive Vice President, Managing Director	Vice President, Stonebridge Funds Trust 1290 Broadway, Suite 1100 Denver, CO 80203	Registered investment company
Karen H. Parris	Executive Vice President, Managing Director	None	N/A

* The principal business address for each of the Stonebridge Capital Management, Inc. representatives is 1801 Century Park East, Suite 1800, Los Angeles, CA 90067.

RREEF AMERICAS LLC

Name*	Position with REEF America LLC	Other Business Connections	Type of Business
Marlena M. Casellini	Deputy COO of Alternatives and Real Assets and COO of Americas	None	N/A
Bryan Dejonge	Chief Financial Officer	None	N/A
Pierre Cherki	Global Chief Executive Officer	None	N/A
Aimee Samford	RREEF Americas Chief Operating Officer	None	N/A
Todd Henderson	RREEF Americas Chief Executive Officer	None	N/A
Robin Osterdahl Berger	Chief Compliance Officer	None	N/A
Jennifer Cattier	Chief Legal Officer	None	N/A

* The principal business address for each of the RREEF Americas LLC representatives is 875 N. Michigan Avenue, Chicago, Illinois 60611.

37

ROBECO INVESTMENT MANAGEMENT, INC.

Name*	Position with Robeco Investment Management, Inc.	Other Business Connections	Type of Business
Mark E. Donovan	Co-Chief Executive Officer
Joseph F. Feeny, Jr.	Co-Chief Executive Officer and Chief Executive Officer

* The principal business address for each of the executive officers is 909 Third Avenue, 32nd Floor, New York, New York 10022.

TURNER INVESTMENTS, L.P.

Name*	Position with Turner Investments, L.P.	Other Business Connections	Type of Business
Thomas Trala, Jr.	Chief Operation Officer	None	N/A
Matthew Glaser	Chief of Investment Strategies	None	N/A
James Wylie	Chief Marketing Officer	None	N/A

* The principal business address for each of the principal executive officers is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

WESTPORT RESOURCES MANAGEMENT, INC.

Name*	Position with Westport Resources Management, Inc.	Other Business Connections	Type of Business
John Adams Vaccaro	CEO, CFO, Board of Directors	None	N/A
Cynthia Cobitt Vaccarro	Board of Directors	None	N/A
Wesley Brimmer Tyler	Board of Directors	None	N/A
Joseph Anthony Tatusko	Chief Investment Offier	None	N/A
Jolyon Fox Stern	Board of Directors	None	N/A
Jeffrey Spencer Sargent	Chief Compliance Officer	None	N/A

* The principal business address for each of the principal executive officers is 315 Post Road West, PO Box 3089, Westport, Connecticut 06880.

SOUND POINT CAPITAL MANAGEMENT, L.P.

Name*	Position with Sound Point Capital Management, L.P.	Other Business Connections	Type of Business
Stephen Jerome Ketchum	CEO	None	N/A
Kevin Peter Gerlitz	CFO, Chief Compliance Officer	None	N/A

* The principal business address for each of the principal executive officers is 375 Park Avenue, 25th floor, New York, NY 10152.

38

CONCISE CAPITAL MANAGEMENT, LP

Name*	Position with Concise Capital Management, LP	Other Business Connections	Type of Business
Glenn Scott Koach	Limited Partner	None	N/A
Thomas Peter Krasner	Chief Compliance Officer	None	N/A

* The principal business address for each of the principal executive officers is 1111 Brickell Avenue, Suite 2170, Miami, FL 33131.

SMITH BREEDEN ASSOCIATES, INC.

Name*	Position with Smith Breeden Associates, Inc.	Other Business Connections	Type of Business
Stephen Alcuin Eason	Director/Executive Vice President/Director of Marketing and Client Service	None	N/A
Michael Jospeh Giarla	Director/Chairman/President/Chief Executive Officer	None	N/A
Douglas Tower Breeden	Chairman Emeritus	None	N/A
Eugene Flood	Shareholder	None	N/A
Lewis Turlington Jester	Director	None	N/A
Daniel C. Dektar	Principal/Chief Investment Officer	None	N/A
Timothy Durrett Rowe	Director/Principal	None	N/A
John Barker Sprow	Dircector/Executive Vice President/Chief Risk Officer	None	N/A
Amy Carol Arganbright	Principal/Director of Securities Operations & Technology	None	N/A
Jennifer P. Miller	Principal/Chief Financial Officer/Assistant Secretary	None	N/A
Daniel Rothschild Adler	Director/Executive Vice President/Director of the Investment Management Group	None	N/A
Carl D. Bell	Director/Principal	None	N/A
Aimee Kathryn Harmelink	Principal/Chief Compliance Officer/Secretary	None	N/A

* The principal business address for each of the principal executive officers is 280 South Magnum Street, Suite 301, Durham, NC 27701.

Item 32.	Principal Underwriter.

(a) ALPS Portfolio Solutions Distributors, Inc. as the distributor for certain series of the Registrant and the following investment companies: ALPS Variable Investment Trust and ALPS ETF Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	President, Trustee, Chairman
Thomas A. Carter	President, Director	None

39

Jeremy O. May	Executive Vice President, Director	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director – Investments	None
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, Assistant Secretary, General Counsel	None
Kenneth V. Hager	Vice President, Treasurer and Assistant Secretary	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None
Jeff Brainard	Vice President, Regional Sales Manager	None
Erin E. Nelson	Vice President, Assistant General Counsel	None
JoEllen Legg	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Senior Associate Counsel	Secretary
Rhonda A. Mills	Vice President, Associate Counsel	None
Paul F. Leone	Vice President, Associate Counsel	None
Jennifer Welsh	Vice President, Associate Counsel	None
Randall D. Young	Secretary	None
Gregg Wm. Givens	Assistant Treasurer	None

* The principal business address for each of the above directors and executive officers is: 1290 Broadway, Suite 1100, Denver, Colorado 80203.

40

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Portfolio Solutions Distributor, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) Red Rocks Capital LLC, 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401; (4) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; (5) Clough Capital Partners LP, One Post Office Square, 40th Floor, Boston, Massachusetts 02109; (6) Vulcan Value Partners, LLC, 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243; (7) CoreCommodity Management, LLC (f/k/a Jefferies Asset Management, LLC), The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902; (8) RiverFront Investment Group, LLC, 1214 East Cary Street, Richmond, VA 23219; and (9) Kotak-Mahindra (UK) Ltd., 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom; (10) Aspen Partners Ltd., 4200 Northside Parkway, Building Eleven, Suite 200, Atlanta, GA 30327; (11) Disciplined Growth Investors, Inc., Fifth Street Towers, Suite 2550, 150 South Fifth Street, Minneapolis, MN 55402; (12) Grandeur Peak Global Advisors, LLC, 136 S. Main Street, Suite 720, Salt Lake City, Utah 84101; (13) Highland Associates, Inc., 2545 Highland Ave. South, Suite 200 Birmingham, AL 35205-2478; (14) Seafarer Capital Partners, LLC, 700 Larkspur Landing Circle, Suite #105, Larkspur, CA 94939; (15) Emerald Mutual Fund Advisers Trust, 3175 Oregon Pike, Leola, PA 17540; (16) Hanson McClain Strategic Advisors, Inc. 110 Woodmere Rd., Suite 250, Folsom, CA 95630; (17) Stonebridge Capital Management, Inc., 1801 Century Park East, Suite 1800, Los Angeles, CA 90067; (18) Robeco Investment Management, Inc., 909 Third Avenue, 32nd Floor, New York, New York 10022, (19) Turner Investments, L.P., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, (18) RREEF Americas LLC, 875 N. Michigan Avenue, Chicago, Illinois 60611, (19) Westport Resources Management, Inc., 315 Post Road West, PO Box 3089, Westport, Connecticut 06880, (20) Sound Point Capital Management, L.P., 375 Park Avenue, 25th floor, New York, NY 10152, (21) Concise Capital Management LP, 1111 Brickell Avenue, Suite 2170, Miami, FL 33131, and (22) Smith Breeden Associates, Inc., 280 South Magnum Street, Suite 301, Durham, NC 27701.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 125 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on November 27, 2013.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Edmund J. Burke	President, Trustee and Chairman	November 27, 2013
Edmund J. Burke

/s/ John R. Moran, Jr.	Trustee	November 27, 2013
John R. Moran, Jr.*

/s/ Jeremy W. Deems	Trustee	November 27, 2013
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	November 27, 2013
Mary K. Anstine*

/s/ Jerry G. Rutledge	Trustee	November 27, 2013
Jerry G. Rutledge*

/s/ Michael “Ross” Shell	Trustee	November 27, 2013
Michael “Ross” Shell*

/s/ Kimberly R. Storms	Treasurer	November 27, 2013
Kimberly R. Storms

*     Signature affixed by David T. Buhler pursuant to a power of attorney dated September 11, 2012.

42

Exhibit List

Exhibit
(d)	(30)	Investment Advisory Agreement dated November 29, 2013 between Registrant and ALPS Advisors, Inc., with respect to the ALPS Real Asset Income Fund.
(d)	(31)	Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and CoreCommodity Management, LLC with respect to the ALPS Real Asset Income Fund.
(d)	(32)	Investment Sub-Advisory Agreement dated November 29, 2013 among Registrant, ALPS Advisors, Inc. and RREEF America LLC with respect to the ALPS Real Asset Income Fund.
(e)	(2)	Amendment dated November 29, 2013 to the Distribution Agreement dated April 30, 2013 between Registrant and ALPS Portfolio Solutions Distributor, Inc. with respect to the ALPS Real Asset Income Fund.
(g)	(25)	Custodian Agreement between Registrant and State Street Bank and Trust Company with respect to the ALPS Real Asset Income Fund.
(h)	(16)	Amendment dated November 29, 2013 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS Real Asset Income Fund.
(h)	(34)	Amendment dated November 29, 2013 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS Real Asset Income Fund.
(h)	(77)	Fee Waiver Letter Agreement dated November 29, 2013 between Registrant and ALPS Advisors, Inc. with respect to the ALPS Real Asset Income Fund.
(i)	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to ALPS Real Asset Income Fund.
(m)	(1)	Amended Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class A.

43

(m)	(3)	Amendment Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class C.
(m)	(7)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class A.
(m)	(9)	Amended Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund, ALPS/WMC Disciplined Value Fund, Clough China Fund, ALPS|CoreCommodity Management CompleteCommodities Strategy Fund, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth, ALPS/Alerian MLP Infrastructure Fund and ALPS Real Asset Income Fund, Class C.
(n)	(1)	Amended Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity, ALPS/WMC Disciplined Value, Clough China, ALPS|CoreCommodity Management CompleteCommodities Strategy, RiverFront Global Growth, RiverFront Global Allocation, RiverFront Dynamic Equity Income, RiverFront Moderate Growth & Income, RiverFront Conservative Income Builder, ALPS/Kotak India Growth and ALPS/Alerian MLP Infrastructure and ALPS Real Asset Income Fund.
(p)	(18)	Code of Ethics for Deutsche Asset Management – US (includes RREEF America LLC).

44